BOND FUNDS

                                MULTI-ASSET FUND

                                  STOCK FUNDS


                                  MASON STREET
                                     FUNDS

                              SEMI-ANNUAL REPORT

                              SEPTEMBER 30, 1997

This report is submitted for the general information of shareholders of Mason Street Funds/SM. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

                                                      OCTOBER 12, 1997

LETTER TO SHAREHOLDERS

<PHOTO>

JAMES D. ERICSON

In this first report to investors in the Mason Street series of mutual funds, we are pleased to report excellent investment performance for the Funds' first six months of operation. Both equity and bond markets have risen sharply since the Funds began offering shares on March 31, 1997, with the stock market, as measured by the S&P 500(R) Index, delivering an extraordinary 26 percent total return for the half-year period. The Funds have benefited from this market strength, and most of the Funds have performed even better than their benchmark indices. Of course, past performance, particularly for such a short time period, cannot be considered an indication of future performance. This applies equally to the markets in general and to these particular Funds.

The market's very strong performance over the last six months represents a continuation of the trend of the past 15 years, an outstanding time in the history of the U.S. equity market. The unusually high returns realized over this period have led many investors to develop overly optimistic expectations about the long-term returns they can expect. It is inevitable that investors who expect annual returns of 20 percent or more from equities - or indeed from any investment - will eventually be disappointed. In early October, Federal Reserve Chairman Alan Greenspan said, "Aside from the question of whether stock prices will rise or fall, it clearly would be unrealistic to look for a continuation of stock market gains of anything like the magnitude of those recorded in the past couple of years." We agree wholeheartedly.

There are good reasons for the market's strength, which essentially reflects a strong and stable economy. First, it started from a very low base. The period preceding the current lengthy expansion was dismal, with high inflation, sluggish economic growth, and massive political problems in many parts of the world. The compound annual return from the S&P 500(R) Index for the period from 1965 through 1981 was 6.7 percent, and returns were negative in six of those years; over the same time period, a broad index of long-term corporate bonds returned less than 3 percent, according to analysis published by Ibbotson Associates, Inc.

In the early 1980s, several important positive trends and events began to converge. In the United States, more responsible fiscal and monetary policies began to stimulate economic growth. Politics around the world began to change dramatically, with the end of the Cold War signaled dramatically when the Berlin Wall came crashing down. Communism has now been virtually eliminated, and capitalism is increasingly embraced throughout the world. Today's world is a wide open place, with free movement of ideas, goods and capital. Economic growth in developing countries is stimulating demand for consumer and industrial products, generating further rounds of growth.

In the United States, companies have realized that they must be lean and aggressive to compete in this global economy. So they have cut costs and increased productivity, driving earnings higher. Growth in all sectors of the economy has generated new job opportunities, reducing unemployment and increasing consumer confidence. In fact, the robust pace of job creation has pushed unemployment so low that employers are beginning to have difficulty filling jobs. Now, unless the economy cools, employers will have to offer higher wages to attract the workers they need. And, while this would be good news for workers, rising labor costs could ignite a cycle that leads to higher prices and endangers the economy's ability to continue growing.

Throughout the lengthy period of growth that we have experienced, cautious Federal Reserve policies have contributed to stable growth and low inflation. There is every indication that the Fed remains committed to keeping inflation low, even if that means restraining the economy by raising interest rates. While we see no reason to expect an immediate slump, we cannot expect the economy and markets to continue improving at their current pace. We must all remind ourselves that the excellent conditions we are now experiencing simply cannot persist forever. We continue to enjoy the current favorable environment, while placing our major focus on investing for the long term. We urge you to maintain a long-term view as well.

We thank you for selecting Northwestern Mutual's Mason Street Funds/SM, and we look forward to investing for you for many years.

Mason Street Funds/SM

/S/ JAMES D. ERICSON

JAMES D. ERICSON
President

MASON STREET FUNDS


TABLE OF CONTENTS

PERFORMANCE SUMMARY                                        3
------------------------------------------------------------
OVERVIEW AND OUTLOOK                                       4
------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                               6
------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                  9
------------------------------------------------------------
GROWTH STOCK FUND                                         12
------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                              15
------------------------------------------------------------
INDEX 500 STOCK FUND                                      18
------------------------------------------------------------
ASSET ALLOCATION FUND                                     25
------------------------------------------------------------
HIGH YIELD BOND FUND                                      30
------------------------------------------------------------
MUNICIPAL BOND FUND                                       34
------------------------------------------------------------
SELECT BOND FUND                                          37
------------------------------------------------------------
FINANCIAL STATEMENTS                                      40
------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                             67
------------------------------------------------------------
DIRECTORS AND OFFICERS                                    71
------------------------------------------------------------

SEPTEMBER 30, 1997


PERFORMANCE SUMMARY
For the Six Months Ended September 30, 1997

CLASS A - WITHOUT FRONT LOAD

                    Aggressive                               Growth and                 Asset
Total Return<F3>      Growth     International    Growth       Income     Index 500   Allocation  High Yield   Municipal    Select
  (as of 9/30/97)   Stock Fund    Equity Fund   Stock Fund   Stock Fund  Stock Fund      Fund      Bond Fund   Bond Fund   Bond Fund
------------------  -----------   -----------  -----------  -----------  -----------    -----     ----------   ---------- ----------
Since inception<F4>   38.10%        10.00%        24.20%       27.60%      25.50%       19.60%      16.36%       7.76%       8.76%


CLASS A<F1> - WITH FRONT LOAD

                    Aggressive                               Growth and                 Asset
Total Return<F3>      Growth     International    Growth       Income     Index 500   Allocation  High Yield   Municipal    Select
  (as of 9/30/97)   Stock Fund    Equity Fund   Stock Fund   Stock Fund  Stock Fund      Fund      Bond Fund   Bond Fund   Bond Fund
------------------  -----------   -----------  -----------  -----------  -----------    -----     ----------   ---------- ----------
Since inception<F4>   31.52%          4.76%       18.29%       21.52%      19.52%       13.90%      10.82%       2.63%       3.58%


CLASS B - WITHOUT CONTINGENT DEFERRED SALES CHARGE

                    Aggressive                               Growth and                 Asset
Total Return<F3>      Growth     International    Growth       Income     Index 500   Allocation  High Yield   Municipal    Select
  (as of 9/30/97)   Stock Fund    Equity Fund   Stock Fund   Stock Fund  Stock Fund      Fund      Bond Fund   Bond Fund   Bond Fund
------------------  -----------   -----------  -----------  -----------  -----------    -----     ----------   ---------- ----------
Since inception<F4>   37.70%          9.70%       23.80%       27.20%      25.10%       19.20%      15.95%       7.35%       8.38%


CLASS B<F2> - WITH CONTINGENT DEFERRED SALES CHARGE

                    Aggressive                               Growth and                 Asset
Total Return<F3>      Growth     International    Growth       Income     Index 500   Allocation  High Yield   Municipal    Select
  (as of 9/30/97)   Stock Fund    Equity Fund   Stock Fund   Stock Fund  Stock Fund      Fund      Bond Fund   Bond Fund   Bond Fund
-----------------------------   -----------  -----------  ----------- -----------        -----  ----------  ----------  ----------
Since inception<F4>   32.70%          4.70%       18.80%       22.20%      20.10%       14.20%      10.95%       2.35%       3.38%

<F1>  Class A performance reflects the maximum sales charge of 4.75%

<F2>  Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%

<F3>  Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

<F4>  Inception date is March 31, 1997


MASON STREET FUNDS

OVERVIEW AND OUTLOOK

THE ECONOMY

During 1997, the domestic economy has continued its trend of moderate growth with minimal inflation. Unemployment is at the lowest level in 24 years, but the inflationary pressure traditionally created by low unemployment has, to date, been minimal. Continued economic strength in an expansion of near-record duration suggests that productivity may be improving to a greater extent than official measures indicate. The implication is that greater productivity may make it possible to have continued economic growth with low unemployment and low inflation.

Economic reports released in September and early October provide signals pointing in several different directions. While there are signs of moderation in consumer and business spending, there are also early indications that inflation may be increasing. The Federal Reserve has hinted at increased concern about inflation, implying a possible increase in interest rates in the near future. While it is virtually impossible that the current buoyant economy will continue indefinitely, a mild correction at some point seems more likely than a painful recession.

ECONOMIC GROWTH AND INFLATION

                           % Change
                     -------------------
      Year           Real GDP      CPI-U
     -----            -----        -----
      1988              3.8%        4.4%
      1989              3.4%        4.6%
      1990              1.3%        6.1%
      1991             -1.0%        3.1%
      1992              2.7%        2.9%
      1993              2.3%        2.7%
      1994              3.5%        2.7%
      1995              2.0%        2.5%
      1996              2.2%        3.3%
      1997              2.4%        2.4%


Source: U.S. Department of Commerce for years 1988 through 1996. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index - Urban is used for the inflation rate. 1997 is the consensus forecast of a group of 55 economists surveyed by the Wall Street Journal.


THE EQUITY MARKET

The equity market continued its unprecedented rise during the first three quarters of 1997. After a moderate drop in April and a milder correction in late August, stock prices continued their upward trend. The S&P 500 Index closed the quarter near the record high reached in early August.

The powerful combination of solid economic growth, low inflation and rising corporate profits continues to drive stock prices. However, some nervousness in the markets was demonstrated by the strong negative reaction of stock prices to management's warnings of disappointing earnings by such icons of performance as Coca-Cola and Gillette.

During the second quarter of 1997, the market's strength, formerly concentrated in the largest companies, broadened to include small- and mid-sized companies. In the third quarter, stocks of smaller companies and cyclicals were among the best performers, while the blue-chip Dow Jones Industrial Average underperformed the broader market averages. Market sectors that have exhibited particular strength over the last six months include technology, capital goods and financial services.

ANNUAL TOTAL RETURNS FROM S&P 500(R) INDEX

    Calendar
     Years
     -----
      1987            5.10%
      1988           16.60%
      1989           31.69%
      1990           -3.10%
      1991           30.50%
      1992            7.60%
      1993           10.10%
      1994            1.20%
      1995           37.40%
      1996           22.80%


Source: Standard & Poor's

SEPTEMBER 30, 1997

THE BOND MARKET
The bond market experienced very good performance in the second and third quarters of 1997. Good corporate earnings, steady Federal Reserve policy, and extremely low inflation rates have all contributed to excellent conditions for bond investors. Higher interest rates in the United States than in other major economies have attracted foreign investors to the U.S. bond market, contributing further to strong demand for bonds.

At this point, the obvious question is, "What could create a setback for bonds?" The current low unemployment rate could stimulate wage inflation, if increasingly secure employees begin to make aggressive wage demands. It is also quite possible that Federal Reserve policy, which has kept interest rates relatively stable so far in 1997, could change; Federal Reserve Chairman Alan Greenspan hinted in early October that rates may be raised in the near future. The Fed is likely to tighten modestly on any early warnings of increased inflation, rather than waiting for official reports of increased inflation, which might mandate a stronger move.

ANNUAL TOTAL RETURNS FROM
MERRILL LYNCH DOMESTIC MASTER INDEX

    Calendar
     Years
     -----
      1987           22.40%
      1988           -9.62%
      1989           14.18%
      1990            9.10%
      1991           23.11%
      1992            1.24%
      1993           10.03%
      1994           -2.83%
      1995           18.52%
      1996            3.59%

Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds.

MASON STREET FUNDS

AGGRESSIVE GROWTH STOCK FUND

OBJECTIVE: To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

PORTFOLIO:  Primarily common stocks of small- and medium-sized companies.

STRATEGY: To locate and invest in companies with above-average potential for growth.

INVESTED ASSETS:  $37,109,587

The Aggressive Growth Stock Fund owns the stocks of emerging growth companies, generally with market capitalizations of less than $3 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns. The focus in stock selection is on the individual companies' ability to generate revenue, expanding profit margins and solid balance sheets; industry sector selection is of secondary importance.

The Fund's performance was excellent during its first six months of operation, as it benefited from a shift in market leadership away from the largest companies and toward smaller- capitalization stocks. As some large companies traditionally known for stable earnings growth warned of earnings disappointments, smaller companies reported stellar earnings results in the second and third quarters of 1997.

The Fund is concentrated in four sectors in which there are numerous companies with particularly promising prospects for growth: technology, business services, consumer cyclicals and health care. Among the strongest performing industry groups were technology companies, which continued their strong upward trend, and energy stocks, which benefited from stable oil prices and a shortage of drilling equipment.

SECTOR ALLOCATION
9/30/97
-------------------------------
Finance                     2%
Cash Equivalents            4%
Transportation              5%
Industrial                  6%
Business Services           8%
Health Care                11%
Energy                     13%
Consumer                   18%
Technology                 33%


TOP 10 HOLDINGS
9/30/97
Company                          % Market Value
-----------------------------------------------
Global Industries, Ltd.               2.4%
Nabors Industries, Inc.               2.3%
Robert Half International, Inc.       2.3%
Saville Systems PLC-ADR               2.3%
CRA Managed Care, Inc.                2.2%
Kohl's Corp.                          2.2%
Pride International, Inc.             2.1%
CBT Group PLC-ADR                     2.1%
Sybron Intl. Corp. - Wisconsin        2.0%
PeopleSoft, Inc.                      1.9%

SEPTEMBER 30, 1997

AGGRESSIVE GROWTH STOCK FUND

PERFORMANCE RELATIVE TO RELEVANT INDICES
                                   3/31/97           6/30/97        9/30/97
---------------------------------------------------------------------------
Aggressive Growth Stock Fund       $10,000           $12,250        $13,810
Wilshire Small Cap Index           $10,000           $11,454        $13,410
Wilshire Next 1750 Index           $10,000           $11,686        $13,450


TOTAL RETURN
For Six-Month Period Ended September 30, 1997
---------------------------------------------
Aggressive Growth Stock Fund        38.10%
Wilshire Small Cap Index            34.10%
Wilshire Next 1750 Index            34.54%

Since the Fund invests primarily in small-capitalization issues, the indices that best reflect the Fund's performance are the Wilshire Next 1750 Index and Wilshire Small Cap Index.

The Wilshire Next 1750 is an unmanaged, equally weighted index. Included in this index are those stocks which are ranked 750 to 2,500 by market capitalization in the Wilshire 5000. The largest sectors represented in this index are financial services, consumer services and basic industry. Its average market capitalization is approximately $788 million as of September 30, 1997.

The Wilshire Small Cap Index is a subset of the Wilshire Next 1750 and includes 250 stocks chosen based upon their size, sector and liquidity characteristics. Each stock is equally weighted in this unmanaged index. The average market capitalization is approximately $883.6 million as of September 30, 1997. The largest sector weightings include financial services, consumer services and technology.

This chart assumes an initial investment of $10,000 made in Class A shares, without the sales load, on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales load for Class A and the maximum contingent deferred sales charge for Class B.


AGGRESSIVE GROWTH STOCK FUND

     SCHEDULE OF INVESTMENTS
                                         Shares/Par  Market Value
     -------------------------------------------------------------
     COMMON STOCK (96.23%)
     BASIC MATERIALS (1.61%)
     Cambrex Corporation                    12,800       $596,800
     ------------------------------------------------------------

     CAPITAL GOODS (4.21%)
<F1> Brooks Automation, Inc.                 1,500         57,562
<F1> CTB International                      17,100        269,325
     Kaydon Corporation                     11,400        684,000
<F1> Kaynar Technologies Inc.               10,500        313,688
     Omniquip International                 13,000        238,875
     ------------------------------------------------------------
     TOTAL                                              1,563,450
     ============================================================

     CONSUMER CYCLICAL (13.55%)
<F1> Blyth Industries, Inc.                 19,800        554,400
<F1> CUC International, Inc.                21,300        660,300
<F1> Electronic Arts Inc.                    6,800        262,650
     Fastenal Co.                           12,100        644,325
<F1> Galileo International                   3,800        106,163
<F1> Jones Apparel Group, Inc.               5,300        286,200
<F1> K & G Mens' Center, Inc.               26,850        537,000
<F1> Kohl's Corp.                           11,300        802,300
<F1> O'Reilly Automotive, Inc.              26,000        591,500
<F1> Pameco Corp.                            1,700         30,175
<F1> Tower Automotive, Inc.                 12,300        553,500
     ------------------------------------------------------------
     TOTAL                                              5,028,513
     ============================================================

     CONSUMER STAPLES (4.28%)
     Cardinal Health, Inc.                   8,800        624,800
<F1> Clear Channel Communications, Inc.      4,800        311,400
<F1> Robert Mondavi Corporation             11,900        651,525
     ------------------------------------------------------------
     TOTAL                                              1,587,725
     ============================================================


     ENERGY (13.46%)
<F1> Barrett Resources Corporation           5,800        225,837
<F1> BJ Services Company                     9,000        668,250
<F1> EVI, Inc.                               6,200        396,800
<F1> Global Industries Ltd.                 22,400        893,200
<F1> Nabors Industries, Inc.                22,000        856,625
<F1> Pride International, Inc.              23,100        785,400
     Tosco Corporation                      16,800        584,850
     Transocean Offshore Inc.               12,200        584,838
     ------------------------------------------------------------
     TOTAL                                              4,995,800
     ============================================================

     MASON STREET FUNDS

     AGGRESSIVE GROWTH STOCK FUND

                                        Shares/Par   Market Value
     ------------------------------------------------------------
     FINANCE (1.72%)
     First International Bancorp, Inc.       4,500        $80,719
     Investors Financial Services           13,000        536,250
<F1> LaSalle Partners, Inc.                    600         21,000
     ------------------------------------------------------------
     TOTAL                                                637,969
     ============================================================

     MISCELLANEOUS (8.04%)
<F1> ABR Information Services, Inc.         15,800        436,475
     Cintas Corp.                            9,000        663,750
     Edutrek International, Inc.             5,000        133,125
<F1> Interim Services, Inc.                 24,600        691,875
<F1> Industrial Distribution Group             700         14,700
<F1> Learning Tree International, Inc.       6,700        191,788
<F1> Robert Half International, Inc.        20,550        850,256
     ------------------------------------------------------------
     TOTAL                                              2,981,969
     ============================================================

     HEALTH CARE (11.60%)
<F1> CRA Managed Care, Inc.                 22,860        807,243
<F1> Lincare Holdings, Inc.                 12,500        630,469
<F1> Medcath                                 8,500        144,500
<F1> Patterson Dental Co.                   14,100        571,050
<F1> PhyCor, Inc.                           17,600        511,500
<F1> Quorum Health Group, Inc.              23,250        568,172
<F1> Sybron Intl. Corp.-Wisconsin           17,200        738,525
<F1> Wesley Jessen                          11,800        333,350
     ------------------------------------------------------------
     TOTAL                                              4,304,809
     ============================================================

     TECHNOLOGY (33.11%)
<F1> ADC Telecommunications                 17,800        578,500
<F1> Altera Corporation                      8,500        435,625
     AVX Corp.                               9,100        294,613
<F1> Box Hill Systems                          600         10,500
<F1> Cambridge Technology Partners          18,700        669,694
<F1> Ciena Corp.                             9,500        470,547
<F1> CBT Group PLC-ADR                       9,600        770,400
<F1> Concord EFS                            15,400        415,800
<F1> Cypress Semiconductor                  18,400        285,200
     Danka Business Systems PLC             15,200        676,400
<F1> DuPont Photomasks, Inc.                 5,300        381,600
<F1> Great Plains Software, Inc.            13,300        372,400
<F1> Hall Kinion                             7,500        158,438
     HBO & Co.                              18,200        687,050
<F1> J.D. Edwards & Company                    900         30,150



                                        Shares/Par   Market Value
     ------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> Kent Electronics                       12,500       $493,750
     Komag, Inc.                             5,800        118,175
<F1> Microchip Tech                          5,700        257,391
     National Data Corporation              10,100        414,100
     Paychex, Inc.                          17,400        606,825
     PeopleSoft, Inc.                       12,000        717,000
<F1> Qlogic                                  8,900        372,686
<F1> Saville Systems PLC-ADR                11,900        835,975
<F1> Sykes Enterprises                      20,600        551,050
<F1> Tellabs, Inc.                          10,700        551,050
<F1> Transaction Systems Architects         17,400        706,875
<F1> Trident International, Inc.            25,000        425,000
     ------------------------------------------------------------
     TOTAL                                             12,286,794
     ============================================================

     TRANSPORTATION (4.65%)
<F1> Heartland Express, Inc.                18,400        508,300
<F1> Hub Group - Class A                     5,700        211,611
<F1> Knight Transportation, Inc.            18,700        523,600
<F1> Swift Transportation Co., Inc.         15,300        483,863
     ------------------------------------------------------------
     TOTAL                                              1,727,374
     ============================================================
     TOTAL COMMON STOCK                                35,711,203
     ============================================================

     MONEY MARKET INVESTMENTS (3.77%)
     FINANCE SERVICES (3.77%)
     Ford Motor Credit,
        6.2%, 10/1/97                     $900,000       $900,000
     General Motors Acceptance,
        5.54%, 10/2/97                     500,000        498,384
     ------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                     1,398,384
     ============================================================
     TOTAL AGGRESSIVE GROWTH FUND                     $37,109,587
     ============================================================
     <F1> Non-Income Producing

     The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

SEPTEMBER 30, 1997

INTERNATIONAL EQUITY FUND

OBJECTIVE: To seek long-term growth of capital by investing primarily in stocks of companies outside the U.S.

PORTFOLIO:  Primarily common stocks of companies in foreign countries.

STRATEGY: To locate and invest in the undervalued stocks of foreign companies offering the greatest discounts to their long-term values.

INVESTED ASSETS:  $29,874,126

The International Equity Fund offers investors the opportunity to participate in the growth of companies in countries throughout the world. The Fund is managed with a disciplined approach to long-term value, with special attention to balance sheet quality. These disciplines caused the Fund to be underinvested in stocks during the first several months of operation, which hurt performance at a time of rising equity prices. This situation was substantially corrected during the third quarter.

European equity markets have soared during 1997, with most markets up 20% or more. As a result, gains have been realized in some of these markets, and new investment opportunities that offer good value have become more scarce. An exception is the U.K., where many companies have increased earnings potential by undertaking restructurings similar to those that were prevalent in the United States several years ago. Investments in companies based in the U.K. accounted for 20% of the total portfolio as of September 30, 1997.

Among the Asian markets, the Fund has a significant representation in Hong Kong. Exposure in Thailand and other Asian nations has recently been increased, as turmoil in these markets has created opportunities in selected issues.

The International Equity Fund is managed for Northwestern Mutual by Templeton Investment Counsel, Inc.

ASSET ALLOCATION
9/30/97
-------------------------------
North America               2%
Australia/New Zealand       6%
Latin America              12%
Non-equity holdings        12%
Asia                       17%
Europe                     51%


TOP 10 HOLDINGS
9/30/97
Company                   % Market Value
----------------------------------------
BTR, PLC A                          2.3%
YPF S.A., ADR                       2.2%
News Corporation Limited, Pfd.      2.2%
The Oshawa Group Ltd., Class A      2.1%
British Steel PLC                   2.1%
Enso Oy, A shares                   2.1%
Pilkington PLC                      2.1%
Autoliv, Inc.                       2.1%
The Weir Group PLC                  2.0%
Banque Nationale de Paris           2.0%


PERFORMANCE RELATIVE TO THE EAFE INDEX
                            3/31/97   6/30/97   9/30/97
--------------------------------------------------------
International Equity Fund   $10,000   $10,500   $11,000
EAFE Index                  $10,000   $11,255   $11,136


TOTAL RETURN
For Six-Month Period Ended September 30, 1997
--------------------------------------------------------
International Equity Fund                        10.00%
EAFE Index                                       11.36%


As depicted in the graph, the International Equity Fund is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East")
Index. The index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The indices are constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large-, medium-, and small-capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars.

This chart assumes an initial investment of $10,000 made in Class A shares, without the sales load, on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales load for Class A and the maximum contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

MASON STREET FUNDS

INTERNATIONAL EQUITY FUND

     SCHEDULE OF INVESTMENTS

                                       Country     Shares/Par   Market Value
     -----------------------------------------------------------------------
     COMMON STOCK (87.96%)
     Aerospace & Military
     Technology (1.16%)
     Hong Kong Aircraft
        & Engineering                    H.K.        106,600       $345,760
     ----------------------------------------------------------------------

     APPLIANCE & HOUSEHOLD DURABLES (1.85%)
     Fisher & Paykel
        Industries Ltd.                  N.Z.        102,100        352,885
<F2> Thorn PLC                           U.K.         76,028        171,573
     Thorn PLC B Shares                  U.K.         88,700         27,224
     ----------------------------------------------------------------------
     TOTAL                                                          551,682
     ======================================================================

     AUTOMOBILES (5.77%)
     Autoliv, Inc.                       Swe.         14,400        612,000
     Bertrand Faure S.A.                  Fr.          5,500        359,639
     Fiat SPA Ord.                      Italy         84,920        303,136
     Renault S.A.                         Fr.         15,100        447,741
     ----------------------------------------------------------------------
     TOTAL                                                        1,722,516
     ======================================================================

     BANKING (8.58%)
     Banco Bradesco S.A.                Braz.     27,950,000        294,667
     Banco Itau S.A.                    Braz.         94,000         60,748
     Banque Nationale de Paris            Fr.         11,700        589,517
     Credit Commercial de France          Fr.          5,800        340,245
<F2><F4> Nortel Inversora S.A., ADR      Arg.         15,100        419,025
<F2> Unibanco Uniao de Bancos           Braz.      1,579,000        113,862
     Unidanmark A/S, A,
        Registered                       Den.          7,000        452,800
     Wing Hang Bank Ltd.                 H.K.         67,200        293,514
     ----------------------------------------------------------------------
     TOTAL                                                        2,564,378
     ======================================================================

     BROADCAST ADVERTISING PUBLISHING (3.04%)
     Marieberg Tidings A Free            Swe.          9,200        254,799
     News Corporation Limited, Pfd.   Austrl.        147,500        652,622
     ----------------------------------------------------------------------
     TOTAL                                                          907,421
     ======================================================================

     BUILDING MATERIALS & COMPONENTS (4.48%)
     Hepworth PLC                        U.K.         58,200        195,554
     Pilkington PLC                      U.K.        242,800        613,823
     Pioneer International Ltd.       Austrl.        109,700        372,888
     Siam City Cement Public Co., Ltd.  Thai.         40,600        155,465
     ----------------------------------------------------------------------
     TOTAL                                                        1,337,730
     ======================================================================



                                      Country      Shares/Par  Market Value
     ----------------------------------------------------------------------
     CHEMICALS (1.54%)
     Courtaulds PLC                      U.K.         42,200       $232,459
     Imperial Chemical Industries, PLC   U.K.         14,000        227,513
     ----------------------------------------------------------------------
     TOTAL                                                          459,972
     ======================================================================

     CONSTRUCTION & HOUSING (1.99%)
     Dragados & Construcciones, S.A.      Sp.         15,600        348,770
     Sirti SPA                          Italy         39,300        246,529
     ----------------------------------------------------------------------
     TOTAL                                                          595,299
     ======================================================================

     ELECTRONIC COMPONENTS, INSTRUMENTS (1.22%)
     BICC PLC                            U.K.         57,000        154,691
     Nanjing Panda Electronics Co., Ltd. H.K.        868,000        210,873
     ----------------------------------------------------------------------
     TOTAL                                                          365,564
     ======================================================================

     ELECTRICAL & ELECTRONICS (1.59%)
     Philips Electronic                 Neth.          5,600        474,032
     ----------------------------------------------------------------------

     ENERGY SOURCES (3.22%)
<F4> Gazprom, ADR (144a)                 Rus.         12,300        308,730
<F4> YPF S.A., ADR                       Arg.         17,700        652,688
     ----------------------------------------------------------------------
     TOTAL                                                          961,418
     ======================================================================

     FINANCIAL SERVICES (3.22%)
     AXA S.A.                             Fr.          8,600        576,986
<F3> Industrial Credit & Inv. Corp.
       of India (144a), GDR             India         17,000        272,000
     Peregrine Investments
       Holdings, Ltd.                    H.K.         66,000        112,154
     ----------------------------------------------------------------------
     TOTAL                                                          961,140
     ======================================================================

     FOOD & HOUSEHOLD PRODUCTS (5.43%)
     CP Pokphand Co.                    Thai.         83,000        457,300
     Northern Foods PLC                  U.K.         74,000        288,090
     The Oshawa Group Ltd., Class A      Can.         36,500        630,880
     Tate & Lyle, PLC                    U.K.         34,500        245,498
     ----------------------------------------------------------------------
     TOTAL                                                        1,621,768
     ======================================================================

     FOREST PRODUCTS & PAPER (2.89%)
     Enso Oy, A shares                   Fin.         61,000        619,646
     Fletcher Challenge Forests          N.Z.          4,840          6,041
     Fletcher Challenge Paper            N.Z.        121,000        238,534
     ----------------------------------------------------------------------
     TOTAL                                                          864,221
     ======================================================================

SEPTEMBER 30, 1997

INTERNATIONAL EQUITY FUND

                                       Country     Shares/Par  Market Value
     ----------------------------------------------------------------------
     HAZARDOUS WASTE DISPOSAL (0.14%)
     Waste Management International PLC  U.K.         10,400        $43,176
     ----------------------------------------------------------------------

     HEALTH & PERSONAL CARE (3.12%)
     Medeva PLC                          U.K.        112,350        381,129
     Nycomed ASA Series A               Norw.         24,300        551,728
     ----------------------------------------------------------------------
     TOTAL                                                          932,857
     ======================================================================

     INDUSTRIAL COMPONENTS (3.88%)
<F2> Granges AB                          Swe.          7,700        140,139
<F4> Madeco S.A., ADR                   Chile         17,500        428,750
     The Weir Group PLC                  U.K.        126,200        591,204
     ----------------------------------------------------------------------
     TOTAL                                                        1,160,093
     ======================================================================

     INSURANCE (2.21%)
     PartnerRe Ltd.                   Bermuda         11,500        495,218
     Zurich Versicherungs-Gesellschaft  Swtz.            380        165,633
     ----------------------------------------------------------------------
     TOTAL                                                          660,851
     ======================================================================

     MACHINERY & ENGINEERING (0.57%)
     New Holland N.V.                   Neth.          5,800        171,100
     ----------------------------------------------------------------------

     METAL-NON-FEREOUS (1.50%)
     Pechiney S.A. A                      Fr.          9,300        446,799
     ----------------------------------------------------------------------

     MERCHANDISING (2.82%)
     David Jones Ltd.                 Austrl.         77,500        113,422
     Koninklijke PTT Nederland          Neth.         11,700        459,908
     Somerfield PLC                      U.K.         82,500        269,206
     ----------------------------------------------------------------------
     TOTAL                                                          842,536
     ======================================================================

     METAL-STEEL (4.21%)
     Boehler-Uddeholm AG                 Aus.          4,000        336,292
     British Steel PLC                   U.K.        217,100        625,129
     Grupo Mexico B                      Mex.         73,700        296,203
     ----------------------------------------------------------------------
     TOTAL                                                        1,257,624
     ======================================================================

     MISCELLANEOUS MATERIAL/COMMODITIES (0.52%)
     Thai Glass Industries
        Public Co., Ltd.                Thai.         80,100        154,463
     ----------------------------------------------------------------------

     MULTI-INDUSTRY (10.72%)
     Amer Group A                        Fin.         13,000        282,801
     BTR, PLC A                          U.K.        167,400        681,453
     Harrisons & Crossfield              U.K.        113,800        226,114
     Hicom Holdings Berhad               Mly.        223,300        263,152
     Jardine Matheson Holdings          Sing.         62,500        506,250
     Metro Pacific Corporation          Phil.      2,000,000        241,630


                                      Country     Shares/Par   Market Value
     ----------------------------------------------------------------------
     MULTI-INDUSTRY (CONTINUED)
     Scor                                 Fr.         13,000       $561,664
     Swire-Pacific Limited B             H.K.        296,000        437,966
     ----------------------------------------------------------------------
     TOTAL                                                        3,201,030
     ======================================================================

     RECREATION, OTHER CONSUMER GOODS (0.28%)
<F4> Fila Holding SPA, ADR              Italy          2,700         83,531
     ----------------------------------------------------------------------

     REAL ESTATE (0.84%)
     Hang Lung Development               H.K.        133,000        250,068
     ----------------------------------------------------------------------

     TELECOMMUNICATIONS (5.95%)
     Telebras                           Braz.      4,578,500        528,666
<F4> PT Indosat, ADR                    Indo.         11,200        294,000
<F4> Telefonica del Peru
        S.A. B, ADR                      Peru         17,500        413,438
     British Telecom                     U.K.         82,000        541,773
     ----------------------------------------------------------------------
     TOTAL                                                        1,777,877
     ======================================================================
     TRANSPORTATION-SHIPPING (0.81%)
     Osprey Maritime Ltd.               Sing.        235,000        241,144
     ----------------------------------------------------------------------

     UTILITIES-ELECTRIC & GAS (3.62%)
     Hong Kong Electric                  H.K.        106,000        394,495
<F4> Korea Electric Power Corp., ADR     Kor.         15,775        216,906
     National Grid Group PLC             U.K.         31,600        144,922
     Thames Water                        U.K.         23,000        324,356
     ----------------------------------------------------------------------
     TOTAL                                                        1,080,679
     ======================================================================

     WHOLESALE & INTERNATIONAL TRADE (0.79%)
     Inchcape Berhad                    Sing.         69,000        241,275
     ----------------------------------------------------------------------
     TOTAL COMMON STOCK                                          26,278,004
     ======================================================================

     MONEY MARKET INVESTMENTS (12.04%)
     Capital Goods (8.04%)
     General Electric Co.
        10/1/97                          U.S.     $2,400,000     $2,400,000
     ----------------------------------------------------------------------

     FINANCE SERVICES (4.00%)
     General Motors Acceptance
        Corp. 10/22/97                   U.S.      1,200,000      1,196,122
     ----------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                               3,596,122
     ======================================================================
     TOTAL INTERNATIONAL STOCK FUND                             $29,874,126
     ======================================================================

     <F2> Non-Income Producing
     <F3> GDR - Global Depositary Receipt
     <F4> ADR - American Depositary Receipt

     The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

MASON STREET FUNDS

GROWTH STOCK FUND

OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary.

PORTFOLIO: Diversified mix of high-quality growth stocks in medium and large companies.

STRATEGY: To analyze economic trends to determine their impact on various sectors and industries and to select high-quality stocks from industries with the best earnings potential.

INVESTED ASSETS:  $32,341,705

The Growth Stock Fund is invested in high-quality companies of large- to medium-capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings.

During its first six months, the Growth Stock Fund's performance reflected strength in the overall market. Relative to the S&P 500(R) Index, the Fund is overweighted in consumer cyclicals, where specialty retailers are an area of emphasis. Some positions in consumer-related stocks have been reduced slightly, as the Fund's management took advantage of opportunities to realize gains. The health care and capital goods industries are underweighted somewhat, while the energy position is overweighted, with positions in oil field service providers as well as multi-national oil companies. Utility stocks, which make up 3% of the S&P 500(R) Index, are not represented in this Fund because growth opportunities in the electric and gas utility industries are limited. Telecommunications holdings are underweighted, with positions in only a few rapidly growing companies, because fierce competition in this industry is likely to reduce returns. Within the finance sector, the emphasis was shifted somewhat, with additional investments in bank stocks balancing a reduction in the large position in Franklin Resources, a major investment management company.

SECTOR ALLOCATION (EXCLUDING CASH EQUIVALENTS)
9/30/97
------------------------------------
Other                            7%
Health Care                      8%
Energy                          11%
Consumer Staples                13%
Basic Materials/Capital Goods   13%
Finance                         15%
Technology                      15%
Consumer Cyclicals              18%


TOP 10 HOLDINGS
9/30/97
Company                             % Market Value
--------------------------------------------------
General Electric Company                      3.0%
Franklin Resources                            2.9%
Kohl's Corp.                                  2.8%
Eli Lilly and Company                         2.7%
Morgan Stanley, Dean Witter, Discover & Co.   2.4%
PepsiCo, Inc.                                 2.3%
Citicorp                                      2.2%
International Business Machines Corporation   2.2%
Walgreen Company                              2.2%
Travelers Group, Inc.                         2.2%

SEPTEMBER 30, 1997

GROWTH STOCK FUND

PERFORMANCE RELATIVE TO S&P 500(R) INDEX
                            3/31/97   6/30/97   9/30/97
-------------------------------------------------------
Growth Stock Fund           $10,000   $11,580   $12,420
S&P 500(R) Index            10,000    11,746    12,626


TOTAL RETURN
For Six-Month Period Ended September 30, 1997
-------------------------------------------------------
Growth Stock Fund                                24.20%
S&P 500(R) Index                                 26.26%

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made in Class A shares, without the sales load, on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales load for Class A and the maximum contingent deferred sales charge for Class B.


GROWTH STOCK FUND

     SCHEDULE OF INVESTMENTS
                                        Shares/Par   Market Value
     ------------------------------------------------------------
     COMMON STOCK (90.42%)
     Basic Materials (5.63%)
     Avery Dennison Corporation             13,800       $552,000
     E.I. du Pont de Nemours & Co.           8,600        529,435
     Ecolab, Inc.                            9,500        461,344
     Monsanto Company                        7,100        276,900
     ------------------------------------------------------------
     TOTAL                                              1,819,679
     ============================================================

     CAPITAL GOODS (5.91%)
<F5> American Standard Companies, Inc.       8,400        337,050
     Boeing Company                         11,400        620,588
     General Electric Company               14,000        952,875
     ------------------------------------------------------------
     TOTAL                                              1,910,513
     ============================================================

     COMMUNICATION SERVICES (1.63%)
     MCI Communications Corporation          7,000        205,625
<F5> WorldCom, Inc.                          9,100        321,913
     ------------------------------------------------------------
     TOTAL                                                527,538
     ============================================================

     CONSUMER CYCLICAL (16.25%)
<F5> Borg Warner Automotive                 12,000        682,500
<F5> Federated Department Stores, Inc.       7,300        314,813
<F5> Kohl's Corp.                           12,800        908,800
     McDonald's Corporation                  4,800        228,600
     New York Times Company                 13,300        698,250
     Newell Co.                             14,800        592,000
     Tribune Company                        13,300        709,056
     Wal-Mart Stores, Inc.                  11,000        402,875
     Walgreen Company                       28,000        717,500
     ------------------------------------------------------------
     TOTAL                                              5,254,394
     ============================================================

     CONSUMER STAPLES (11.39%)
     Campbell Soup Company                  11,600        568,400
     Hershey Foods Corp.                    11,700        661,050
     PepsiCo, Inc.                          18,000        730,124
     Philip Morris Companies, Inc.          12,300        511,219
     Procter & Gamble Company                8,000        552,500
     Unilever N.V.                           3,100        659,138
     ------------------------------------------------------------
     TOTAL                                              3,682,431
     ============================================================

MASON STREET FUNDS

GROWTH STOCK FUND

                                         Shares/Par  Market Value
     ------------------------------------------------------------
     ENERGY (10.00%)
     Amoco Company                           3,900       $375,863
     British Petroleum Co. Ltd.              5,600        508,550
     Diamond Offshore Drilling, Inc.         9,000        496,688
     Exxon Corporation                       5,800        371,562
     Mobil Corporation                       5,200        384,800
     Schlumberger Limited                    5,900        496,706
     Tosco Corporation                      17,200        598,775
     ------------------------------------------------------------
     TOTAL                                              3,232,944
     ============================================================

     FINANCE (13.26%)
     Banc One Corporation                    5,200        290,224
     BankAmerica Corporation                 3,800        278,588
     Chase Manhattan Corporation             2,600        306,800
     Citicorp                                5,400        723,263
     Franklin Resources                     10,200        949,875
     Morgan Stanley, Dean Witter,
        Discover & Co.                      14,100        762,281
     Travelers Group, Inc.                  10,500        716,625
     USF&G Corp.                            11,400        261,488
     ------------------------------------------------------------
     TOTAL                                              4,289,144
     ============================================================

     HEALTH CARE (7.67%)
     Eli Lilly and Company                   7,100        856,880
     HEALTHSOUTH Corp.                       4,100        109,419
<F5> Horizon/CMS Healthcare Corp.           11,850        265,144
<F5> Johnson & Johnson                       4,500        259,313
     Merck & Co., Inc.                       6,900        689,569
     United Healthcare Corp.                 6,000        300,000
     ------------------------------------------------------------
     TOTAL                                              2,480,325
     ============================================================

     MISCELLANEOUS (2.16%)
     AlliedSignal, Inc.                     16,400        697,000
     ------------------------------------------------------------

     TECHNOLOGY (13.78%)
     Cisco Systems, Inc.                     4,600        336,088
     Compaq Computer Corp.                   2,100        156,975
     Fiserv, Inc.                           15,700        688,838
<F5> Hewlett-Packard Company                 8,200        570,413
     Intel Corp.                             5,200        480,025
     International Business Machines
        Corporation                          6,800        720,373
     Lucent Technologies, Inc.               7,000        569,625
     Microsoft Corporation                   5,100        674,794
<F5> Motorola, Inc.                          3,600        258,750
     ------------------------------------------------------------
     TOTAL                                              4,455,881
     ============================================================

                                        Shares/Par   Market Value
     ------------------------------------------------------------
     TRANSPORTATION (1.71%)
<F5> AMR Corporation                         5,000       $553,438

     UTILITIES (1.03%)
     Sonat Inc.                              6,700        340,863
     ------------------------------------------------------------
     TOTAL COMMON STOCK                                29,244,150
     ============================================================


     MONEY MARKET INVESTMENTS (9.58%)
     FINANCE SERVICES (9.58%)
<F6> Federal Home Loan Bank Discount
        Corp., 5.920%, 10/1/97          $2,400,000     $2,400,000
<F6> Federal Home Loan Mortgage
        Corp., 5.44%, 10/2/97              100,000         99,985
     Federal National Mortgage
        Association, 5.43%, 11/24/97       100,000         99,186
<F6> General Motors Acceptance
        Corp., 5.539%, 10/22/97            500,000        498,384
     ------------------------------------------------------------
     TOTAL                                              3,097,555
     ------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                     3,097,555
     ============================================================
     TOTAL GROWTH STOCK FUND                          $32,341,705
     ============================================================

     <F5> Non-Income Producing

     <F6> Partially held by the custodian in segregated account as collateral for open futures positions. Information regarding open futures contracts as of September 30, 1997 is summarized below:

                              Number of     Expiration      Unrealized
     Issuer                   Contracts        Date        Appreciation
     -------------------------------------------------------------------
     S&P 500(R) INDEX             3           12/97           26,150

     The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

SEPTEMBER 30, 1997

GROWTH AND INCOME STOCK FUND

OBJECTIVE: To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

PORTFOLIO: Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

STRATEGY: To actively manage a portfolio of selected equity securities with a goal of out-performing the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R) Index").

INVESTED ASSETS:  $34,441,853

The Growth and Income Fund invests mainly in large- capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance very close to that of the S&P 500(R) Index is normally maintained, with the emphasis on undervalued stocks within each sector; a valuation discipline mandates the sale of stocks regarded as overvalued.

The Fund performed well during its first six months, exceeding the total return of the S&P 500(R) Index by more than a percentage point. The Fund's performance benefited from a significant broadening in the market's strength, which, prior to the second quarter of 1997, had been concentrated in the largest and best-known names.

The Fund's holdings in the financial services area performed well, as consolidation heightened interest in the industry, and stable interest rates enabled banks to manage earnings. Technology stocks continued to soar, while stocks in the heath care field languished somewhat as the industry in general was beset by problems that have little relevance to the Fund's specific holdings. Other large positions, such as Anheuser-Busch in the Consumer Staples sector and Cooper Industries in Capital Goods appear to hold promise for future performance; both of these are well-managed companies with solid market positions that have not participated fully in the market's strength to date.

The Growth and Income Stock Fund is managed for Northwestern Mutual by J. P. Morgan Investment Management Inc.


SECTOR ALLOCATION
9/30/97
-----------------------------------
Cash Equivalents                 6%
Consumer Cyclicals               6%
Energy                           8%
Health Care                      9%
Consumer Staples                12%
Basic Materials/Capital Goods   12%
Finance                         14%
Other                           16%
Technology                      17%


TOP 10 HOLDINGS
9/30/97
Company              % Market Value
-----------------------------------
Warner-Lambert Company         3.1%
Tosco Corporation              2.9%
Cooper Industries, Inc.        2.5%
NationsBank Corporation        2.4%
Anheuser-Busch Companies, Inc. 2.4%
Tele Communications, Inc.      2.2%
United Healthcare Corp.        2.2%
Pfizer, Inc.                   2.1%
MCI Communications Corporation 2.1%
Mobil Corporation              2.0%

MASON STREET FUNDS

GROWTH AND INCOME STOCK FUND

PERFORMANCE RELATIVE TO S&P 500(R) INDEX
                                 3/31/97   6/30/97   9/30/97
------------------------------------------------------------
Growth and Income Stock Fund     $10,000   $11,550   $12,760
S&P 500(R) Index                 $10,000   $11,746   $12,628


TOTAL RETURN
For Six-Month Period Ended September 30, 1997
---------------------------------------------
Growth and Income Stock Fund          27.60%
S&P 500(R) Index                      26.26%

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made in Class A shares, without the sales load, on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales load for Class A and the maximum contingent deferred sales charge for Class B.


     SCHEDULE OF INVESTMENTS
                                        Shares/Par   Market Value
     ------------------------------------------------------------
     COMMON STOCK (93.90%)
     Basic Materials (3.50%)
     Albemarle Corporation                  15,500       $387,500
     Allegheny Teledyne, Inc.                7,900        226,135
     Dow Chemical Company                    1,700        154,169
     Union Carbide Corporation               9,000        438,188
     ------------------------------------------------------------
     TOTAL                                              1,205,992
     ============================================================
     CAPITAL GOODS (8.07%)
     Boeing Company                          5,700        310,294
     Cooper Industries, Inc.                14,900        805,530
     Emerson Electric Co.                    5,500        316,938
     Johnson Controls, Inc.                  6,900        341,981
     Tyco International Ltd.                 4,424        363,045
     Waste Management, Inc.                 18,400        642,850
     ------------------------------------------------------------
     TOTAL                                              2,780,638
     ============================================================

     COMMUNICATION SERVICES (6.24%)
     Bell Atlantic Corporation               3,400        273,487
     GTE Corporation                         6,600        299,475
     MCI Communications Corporation         22,900        672,688
     Sprint Corp.                           10,500        525,000
<F7> WorldCom, Inc.                         10,700        378,513
     ------------------------------------------------------------
     TOTAL                                              2,149,163
     ============================================================

     CONSUMER CYCLICAL (6.35%)
     Circuit City Stores-Circuit City Group  7,200        290,250
<F7> Federated Department Stores, Inc.       3,800        163,875
<F7> Fruit of the Loom, Inc.                19,500        548,438
     Goodyear Tire & Rubber Company          5,200        357,500
<F7> Toys "R" Us, Inc.                      16,700        592,850
     WestPoint Stevens, Inc.                 5,700        235,125
     ------------------------------------------------------------
     TOTAL                                              2,188,038
     ============================================================

     CONSUMER STAPLES (11.53%)
     Anheuser-Busch Companies, Inc.         17,300        780,663
     General Mills, Inc.                     8,700        599,756
     PepsiCo, Inc.                          10,500        425,906
     Philip Morris Companies, Inc.          11,300        469,656
     Procter & Gamble Company                7,000        483,438
     Ralston Purina Group                    3,700        327,450
<F7> Tele Communications, Inc.              35,000        717,500
     Time Warner, Inc.                       3,100        167,981
     ------------------------------------------------------------
     TOTAL                                              3,972,350
     ============================================================

SEPTEMBER 30, 1997

GROWTH AND INCOME STOCK FUND

                                        Shares/Par   Market Value
     ------------------------------------------------------------
     ENERGY (8.01%)
<F7> Atlantic Richfield Co.                  1,200       $102,525
     British Petroleum Co. Ltd.              3,043        276,342
     Exxon Corporation                       7,400        474,063
<F7> Input/Output, Inc.                     10,500        311,063
     Mobil Corporation                       8,700        643,800
     Tosco Corporation                      27,300        950,381
     ------------------------------------------------------------
     TOTAL                                              2,758,174
     ============================================================

     FINANCE (14.16%)
     Crestar Financial Corp.                 7,200        337,500
     Fannie Mae                             10,600        498,200
     First Chicago NBD Corporation           4,700        353,675
     First Union Corporation                 6,700        335,419
     Marsh & McLennan Companies, Inc.        7,700        590,010
     MBIA, Inc.                              2,200        275,963
     Morgan Stanley, Dean Witter,
        Discover & Co.                       3,100        167,594
     NationsBank Corp.                      12,700        785,813
<F7> Providian Financial Corp.               8,100        321,469
<F7> Signet Banking Corporation              5,500        298,375
<F7> Simon Debartolo Group, Inc.            10,400        343,200
     TeleCom-TCI Ventures, Grp. A            7,700        158,813
     Washington Mutual, Inc.                 5,900        411,525
     ------------------------------------------------------------
     TOTAL                                              4,877,556
     ============================================================

     HEALTH CARE (9.05%)
<F7> Alza Corporation                        9,100        263,900
<F7> Humana, Inc.                            6,700        159,544
     Pfizer, Inc.                           11,500        690,719
     Schering-Plough Corporation             5,300        272,950
     United Healthcare Corp.                14,100        705,000
     Warner-Lambert Company                  7,600      1,025,525
     ------------------------------------------------------------
     TOTAL                                              3,117,638
     ============================================================

     MISCELLANEOUS (0.89%)
     AlliedSignal, Inc.                      7,200        306,000
     ------------------------------------------------------------

     SERVICES (1.46%)
<F7> First USA Paymentech, Inc.                200          3,275
     International Game Technology          21,900        498,225
     ------------------------------------------------------------
     TOTAL                                                501,500
     ============================================================


                                        Shares/Par   Market Value
     ------------------------------------------------------------
     TECHNOLOGY (17.12%)
<F7> Bay Networks, Inc.                     14,100       $544,613
<F7> Cabletron Systems, Inc.                19,700        630,400
<F7> Cisco Systems, Inc.                     3,100        226,494
     CommScope, Inc.                         8,233        111,660
<F7> Cypress Semiconductor Corporation      14,700        227,850
     Cyrix Corporation                       4,000        134,000
<F7> EMC Corporation                         7,500        437,813
     First Data Corporation                 12,900        484,556
     Harris Corporation                      2,800        128,100
     International Business Machines
        Corporation                          4,900        519,092
     Intel Corporation                       4,000        369,250
     Perkin Elmer Corporation                2,300        168,044
     Rohr, Inc.                             11,100        343,406
     Quantum Corporation                     8,900        340,981
<F7> Sun Microsystems, Inc.                  9,900        463,444
     Symbol Technologies, Inc.               5,800        254,838
     Temple-Inland, Inc.                     8,000        512,000
     ------------------------------------------------------------
     TOTAL                                              5,896,541
     ============================================================

     TRANSPORTATION (4.35%)
<F7> Coltec Industries, Inc.                17,200        371,950
     CSX Corporation                         3,300        193,050
     Union Pacific Corporation               9,800        613,725
     Wisconsin Central Transportation       10,000        318,125
     ------------------------------------------------------------
     TOTAL                                              1,496,850
     ============================================================

     UTILITIES (3.17%)
     Dominion Resources, Inc.                6,000        227,250
     Duke Energy Corp.                       3,000        148,313
     Enron Corp.                             6,300        242,550
     New England Electric Systems            4,200        164,850
     Northern States Power Company           6,200        308,450
     ------------------------------------------------------------
     TOTAL                                              1,091,413
     ============================================================
     TOTAL COMMON STOCK                                32,341,853
     ============================================================

     MONEY MARKET INVESTMENTS (6.10%)
     FINANCE SERVICES (6.10%)
     Federal Home Loan Bank Discount
        Corp., 5.919%, 10/1/97          $2,100,000     $2,100,000
     ------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                     2,100,000
     ============================================================
     TOTAL GROWTH & INCOME FUND                       $34,441,853
     ============================================================

     <F7> Non-Income Producing

     The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

MASON STREET FUNDS

INDEX 500 STOCK FUND

OBJECTIVE: To seek investment results that approximate the performance of the S&P 500(R) Index, by investing in stocks included in the S&P 500(R) Index. Because the S&P 500(R) Index is an unmanaged index, this return does not reflect the deduction of expenses that would exist with a mutual fund.

FOCUS: To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

INVESTED ASSETS:  $34,849,228

The Index 500 Stock Fund is designed to achieve results that approximate the performance of the S&P 500(R) Index. This composite of 500 stocks of large companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market. The Fund therefore enables investors to participate in overall performance of the U.S. equity market. In its first six months of operation, the Fund achieved the objective of matching the results of the S&P 500(R) Index before expenses.

SECTOR ALLOCATION
9/30/97
-----------------------------------
Energy                           9%
Consumer Cyclicals               9%
Health Care                     10%
Other                           11%
Technology                      15%
Basic Materials/Capital Goods   15%
Consumer Staples                15%
Finance                         16%


TOP 10 HOLDINGS
9/30/97
Company                        % Market Value
---------------------------------------------
General Electric Company                 3.0%
Microsoft Corporation                    2.2%
Exxon Corporation                        2.2%
Intel Corp.                              2.1%
The Coca-Cola Company                    2.1%
Merck & Co., Inc.                        1.6%
Royal Dutch Petroleum Co., ADR           1.6%
International Business Machines Corp.    1.4%
Philip Morris Companies, Inc.            1.4%
Procter & Gamble Company                 1.3%


PERFORMANCE RELATIVE TO S&P 500(R) INDEX
                       3/31/97   6/30/97   9/30/97
--------------------------------------------------
Index 500 Stock Fund   $10,000   $11,700   $12,550
S&P 500(R) Index       $10,000   $11,746   $12,626


TOTAL RETURN
For Six-Month Period Ended September 30, 1997
---------------------------------------------
Index 500 Stock Fund                   25.50%
S&P 500(R) Index                       26.26%

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made in Class A shares, without the sales load, on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales load for Class A and the maximum contingent deferred sales charge for Class B.

SEPTEMBER 30, 1997

INDEX 500 STOCK FUND

     SCHEDULE OF INVESTMENTS
                                             Shares/Par   Market Value
     -----------------------------------------------------------------
     COMMON STOCK (100.00%)
     Basic Materials (5.23%)
     Air Products & Chemicals, Inc.                 500        $41,469
     Alcan Aluminum Limited                       1,100         38,225
     Allegheny Teledyne, Inc.                       800         22,900
     Aluminum Co. of America                        800         65,600
     Archer Daniels Midland Company               2,620         62,716
<F8> Armco, Inc.                                    500          3,000
     ASARCO, Inc.                                   200          6,400
     B.F. Goodrich Company                          300         13,575
     Barrick Gold Corporation                     1,800         44,550
     Battle Mountain Gold Company                 1,100          7,906
     Bemis Company, Inc.                            200          8,950
<F8> Bethlehem Steel Corporation                    500          5,156
     Boise Cascade Corporation                      300         12,619
     Champion International                         500         30,469
     Cyprus Minerals Co.                            400          9,600
     Dow Chemical Company                         1,100         99,756
     E.I. du Pont de Nemours & Co.                5,400        332,438
     Eastman Chemical Company                       400         24,800
     Echo Bay Mines Limited Co.                     700          3,981
     Ecolab, Inc.                                   300         14,569
     Engelhard Corp.                                700         15,094
<F8> FMC Corporation                                200         17,750
     Freeport-McMoRan Copper & Gold, Inc.           900         25,931
     Georgia Pacific Corp.                          400         41,750
     Great Lakes Chemical                           300         14,794
     Hercules, Inc.                                 500         24,875
     Homestake Mining Company                       700         10,719
     Inco Limited                                   800         20,050
     Inland Steel Industries, Inc.                  200          4,375
     International Flavors & Fragrances, Inc.       500         24,500
     International Paper Company                  1,400         77,088
     Louisiana Pacific Corporation                  500         12,500
     Mead Corp.                                     200         14,450
     Monsanto Company                             2,800        109,200
     Morton International, Inc.                     700         24,850
     Nalco Chemical Company                         300         12,019
     Newmont Mining Corporation                     758         34,063
     Nucor Corp.                                    400         21,075
     Phelps Dodge Corporation                       300         23,288
     Pioneer Hi-Bred International                  400         36,400
     Placer Dome, Inc.                            1,100         21,038

                                             Shares/Par   Market Value
     -----------------------------------------------------------------
     BASIC MATERIALS (CONTINUED)
     Potlatch Corporation                           100         $5,031
     PPG Industries, Inc.                           900         56,419
     Praxair                                        800         40,950
     Reynolds Metals Company                        400         28,325
     Rohm & Haas Company                            300         28,781
     Sigma-Aldrich Corp.                            500         16,469
     Stone Container Corporation                    500          7,781
     Temple-Inland, Inc.                            300         19,200
     Union Camp Corporation                         300         18,506
     Union Carbide Corporation                      600         29,213
     USX - U.S. Steel Group, Inc.                   400         13,900
     W.R. Grace & Co.                               300         22,088
     Westvaco Corporation                           500         18,031
     Weyerhaeuser Company                           900         53,438
     Willamette Industries, Inc.                    500         19,125
     Worthington Industries                         500         10,125
     -----------------------------------------------------------------
     TOTAL                                                   1,821,870
     =================================================================

     CAPITAL GOODS (9.70%)
     Aeroquip-Vickers, Inc.                         100          4,900
     AlliedSignal, Inc.                           2,700        114,750
     AMP, Inc.                                    1,000         53,563
     Avery Dennison Corp.                           500         20,000
     Ball Corporation                               100          3,481
     Boeing Company                               4,770        259,667
     Briggs & Stratton Corporation                  100          4,944
     Browning-Ferris Industries, Inc.             1,000         38,063
     Case Corporation                               400         26,650
     Caterpillar, Inc.                            1,800         97,088
     Cincinnati Milacron, Inc.                      200          5,375
     Cooper Industries, Inc.                        600         32,438
     Corning, Inc.                                1,100         51,975
     Crane Co.                                      200          8,225
     Crown Cork & Seal Company, Inc.                600         27,675
     Cummins Engine Company, Inc.                   200         15,613
     Deere & Company                              1,200         64,500
     Dover Corporation                              500         33,938
     Eaton Corporation                              400         36,950
     Emerson Electric Co.                         2,100        121,013
     Fluor Corporation                              400         21,450
     Foster Wheeler Corporation                     200          8,788
     General Dynamics Corporation                   300         26,138
     General Electric Company                    15,500      1,054,969
     General Signal Corporation                     200          8,650
     Harnischfeger Industries, Inc.                 200          8,550
     Honeywell, Inc.                                600         40,313

MASON STREET FUNDS

INDEX 500 STOCK FUND
                                             Shares/Par   Market Value
     -----------------------------------------------------------------
     CAPITAL GOODS (CONTINUED)
     Illinois Tool Works, Inc.                    1,200        $59,925
     Ingersoll-Rand Company                         750         32,297
     Johnson Controls, Inc.                         400         19,825
     Lockheed Martin Corporation                    900         95,963
     McDermott International, Inc.                  300         10,950
     Millipore Corp.                                200          9,825
     Minnesota Mining & Manufacturing Co.         2,000        185,000
     Moore Corporation Ltd.                         403          7,657
     National Service Industries, Inc.              200          8,788
<F8> Navistar International Corp.                   300          8,288
     Northrop Grumman Corporation                   300         36,413
<F8> Owens-Illinois, Inc.                           600         20,363
     PACCAR, Inc.                                   400         22,400
     Pall Corporation                               600         12,938
     Parker-Hannifin Corporation                    550         24,750
     Pitney Bowes, Inc.                             700         58,231
     Raychem Corp.                                  200         16,900
     Rockwell International Corporation           1,000         62,938
     Tenneco, Inc.                                  800         38,300
     Textron, Inc.                                  800         52,000
<F8> Thermo Electron Corporation                    700         28,000
     Thomas & Betts Corporation                     300         16,388
     Timken Company                                 300         12,019
     Tyco International Ltd.                      1,300        106,681
     United Technologies Corp.                    1,100         89,100
     Waste Management, Inc.                       2,100         73,369
     Westinghouse Electric Corp.                  3,000         81,188
     -----------------------------------------------------------------
     TOTAL                                                   3,380,162
     =================================================================


     COMMUNICATION SERVICES (5.93%)
<F8> Airtouch Communications, Inc.                2,400         85,050
     ALLTEL Corporation                             900         31,050
     Ameritech Corporation                        2,600        172,900
     AT&T Corporation                             7,700        341,206
     Bell Atlantic Corporation                    3,636        292,471
     Bellsouth Corporation                        4,700        217,375
     Frontier Corporation                           800         18,400
     GTE Corporation                              4,500        204,188
     MCI Communications Corporation               3,300         96,938
     SBC Communications, Inc.                     4,316        264,895
     Sprint Corporation                           2,000        100,000
     U S WEST Communications Group                2,300         88,550
<F8> WorldCom, Inc.                               4,300        152,113
     -----------------------------------------------------------------
     TOTAL                                                   2,065,136
     =================================================================


                                             Shares/Par   Market Value
     -----------------------------------------------------------------
     CONSUMER CYCLICAL (9.38%)
     American Greetings Corp.                       400        $14,750
     Armstrong World Industries, Inc.               200         13,413
<F8> AutoZone, Inc.                                 700         21,000
     Black & Decker Corporation                     400         14,900
     Brunswick Corporation                          500         17,625
     Centex Corporation                             100          5,838
<F8> Charming Shoppes, Inc.                         500          3,078
     Chrysler Corporation                         3,200        117,800
     Circuit City Stores, Inc.                      500         20,156
     Cognizant Corp.                                800         32,600
     Cooper Tire & Rubber Company                   400         10,625
<F8> Costco Companies, Inc.                       1,000         37,625
<F8> CUC International, Inc.                      1,900         58,900
     Dana Corporation                               500         24,688
     Dayton Hudson Corporation                    1,000         59,938
     Dillard's, Inc.                                500         21,906
     Dow Jones & Company, Inc.                      500         23,375
     Dun & Bradstreet Corporation                   800         22,700
     Echlin, Inc.                                   300         10,519
<F8> Federated Department Stores, Inc.            1,000         43,125
     Fleetwood Enterprises, Inc.                    200          6,713
     Ford Motor Company                           5,700        257,925
<F8> Fruit of the Loom, Inc.                        300          8,438
     Gannet Company, Inc.                           700         75,556
     General Motors Corp.                         3,500        234,281
     Genuine Parts Company                          850         26,191
     Goodyear Tire & Rubber Company                 700         48,125
     H & R Block, Inc.                              500         19,313
     Harcourt General                               300         14,869
<F8> Harrahs Entertainment                          500         11,219
     Hasbro, Inc.                                   600         16,875
<F8> HFS, Inc.                                      800         59,550
     Hilton Hotels Corporation                    1,200         40,425
     Home Depot, Inc.                             3,450        179,831
     Interpublic Group of Cos., Inc.                600         30,787
<F8> ITT Corp.                                      600         40,650
     ITT Industries, Inc.                           600         19,913
     J.C. Penney Company, Inc.                    1,200         69,900
     Jostens, Inc.                                  200          5,425
<F8> K Mart Corporation                           2,300         32,200
     Kaufman & Broad Home Corp.                     200          4,338
     Knight-Ridder, Inc.                            400         21,850
     Laidlaw Transportation Limited               1,500         22,406
     Liz Claiborne, Inc.                            300         16,481
     Lowe's Companies, Inc.                         800         31,100

SEPTEMBER 30, 1997

INDEX 500 STOCK FUND
                                             Shares/Par   Market Value
     -----------------------------------------------------------------
     CONSUMER CYCLICAL (CONTINUED)
     Marriott International                         600        $42,638
     Masco Corporation                              800         36,650
     Mattel, Inc.                                 1,400         46,375
     May Department Stores Company                1,100         59,950
     Maytag Corporation                             500         17,063
     McGraw-Hill Companies, Inc.                    500         33,844
     Mercantile Stores Company                      200         12,588
     Meredith Corporation                           300          9,938
<F8> Mirage Resorts, Inc.                           800         24,100
     New York Times Company                         500         26,250
     Nike, Inc.                                   1,400         74,200
     Nordstrom, Inc.                                400         25,500
     Owens Corning Fiberglas Corp.                  300         10,950
     Pep Boys - Manny, Moe & Jack                   300          8,175
     Pulte Corporation                              100          3,825
<F8> Reebok International Ltd.                      300         14,606
     Russell Corp.                                  200          5,888
     Sears Roebuck & Co.                          1,900        108,181
     Service Corporation International            1,200         38,625
     Sherwin-Williams Company                       800         23,550
     Snap-On, Inc.                                  300         13,819
     Springs Industries, Inc.                       100          5,250
     Stride Rite Corp.                              200          2,713
     Tandy Corporation                              600         20,175
     The Gap, Inc.                                1,300         65,081
     The Limited, Inc.                            1,300         31,769
     The Stanley Works                              400         17,200
     Times Mirror Company                           500         27,469
     TJX Companies, Inc.                            700         21,394
<F8> Toys "R" Us, Inc.                            1,300         46,150
     Tribune Company                                600         31,988
     TRW, Inc.                                      600         32,925
     VF Corporation                                 300         27,788
     Wal-Mart Stores, Inc.                       10,700        391,888
     Whirlpool Corporation                          400         26,525
<F8> Woolworth Corp.                                600         13,275
     -----------------------------------------------------------------
     TOTAL                                                   3,267,227
     =================================================================


                                             Shares/Par   Market Value
     -----------------------------------------------------------------
     CONSUMER STAPLES (14.40%)
     Adolph Coors Co.                               200         $7,575
     Alberto-Culver Company                         300          9,131
     Albertson's, Inc.                            1,200         41,850
     American Stores Co.                          1,300         31,688
     Anheuser-Busch Companies, Inc.               2,300        103,788
     Avon Products, Inc.                            600         37,200
     Brown-Forman Corp.                             300         14,906
     Campbell Soup Company                        2,200        107,800
     Cardinal Health, Inc.                          500         35,500
<F8> Clear Channel Communications, Inc.             500         32,438
     Clorox Company                                 500         37,063
     Colgate-Palmolive Co.                        1,400         97,563
     Comcast Corp.                                1,600         41,200
     Conagra, Inc.                                1,100         72,600
     CPC International Corp.                        700         64,838
     CVS Corporation                                800         45,500
     Darden Restaurant, Inc.                        700          8,094
     Deluxe Corp.                                   400         13,425
     Fleming Companies, Inc.                        200          3,663
     Fort James Corporation                         900         41,231
     Fortune Brands, Inc.                           800         26,950
     General Mills, Inc.                            800         55,150
     Giant Food, Inc.                               300          9,769
     Gillette Company                             2,700        233,044
     Great Atlantic & Pacific Tea Co., Inc.         200          6,350
     H.J. Heinz Company                           1,700         78,519
     Hershey Foods Corp.                            700         39,550
     John H. Harland Company                        100          2,306
     Kellogg Company                              2,000         84,250
     Kimberly-Clark Corporation                   2,600        127,238
<F8> King World Productions, Inc.                   200          8,650
     Longs Drug Stores Corp.                        200          5,338
     McDonald's Corporation                       3,300        157,163
     Newell Co.                                     700         28,000
     PepsiCo, Inc.                                7,300        296,106
     Philip Morris Companies, Inc.               11,500        477,969
     Procter & Gamble Company                     6,400        442,000
     Quaker Oats Company                            700         35,263
     R.R. Donnelley & Sons Company                  700         24,981
     Ralston Purina Group                           500         44,250
     Rite Aid Corporation                           600         33,263
     Rubbermaid, Inc.                               700         17,894
     Safety-Kleen Corp.                             300          7,181
     Sara Lee Corporation                         2,300        118,450
     Seagram Company Ltd.                         1,700         59,925
     Supervalue, Inc.                               300         11,775
     Sysco Corporation                              800         29,550

MASON STREET FUNDS

INDEX 500 STOCK FUND
                                             Shares/Par   Market Value
     -----------------------------------------------------------------
     Consumer Staples (continued)
<F8> Tele Communications, Inc.                    3,500        $71,750
     The Coca-Cola Company                       11,800        719,063
<F8> The Kroger Company                           1,200         36,225
     Time Warner, Inc.                            2,700        146,306
     Tupperware                                     300          8,438
<F8> U S West Media Group                         2,900         64,706
     Unilever N.V.                                  800        170,100
     UST, Inc.                                      900         27,506
<F8> Viacom, Inc.                                 1,700         53,763
     Walgreen Company                             2,300         58,938
     Walt Disney Company                          3,200        258,000
     Wendy's International, Inc.                    600         12,750
     Whitman Corp.                                  500         13,625
     Winn-Dixie Stores, Inc.                        700         24,806
     Wm. Wrigley Jr. Company                        600         45,188
     -----------------------------------------------------------------
     TOTAL                                                   5,019,101
     =================================================================


     ENERGY (9.08%)
     Amerada Hess Corporation                       400         24,675
     Amoco Company                                2,300        221,663
     Anadarko Petroleum Corporation                 300         21,544
     Apache Corporation                             400         17,150
     Ashland, Inc.                                  400         21,750
     Atlantic Richfield Company                   1,500        128,156
     Baker Hughes, Inc.                             800         35,000
     Burlington Resource, Inc.                      600         30,788
     Chevron Corp.                                3,100        257,881
     Dresser Industries, Inc.                       800         34,400
     Exxon Corporation                           11,700        749,531
     Halliburton Company                          1,200         62,400
     Helmerich & Payne, Inc.                        100          8,000
     Kerr-McGee Corporation                         200         13,763
     Louisiana Land & Exploration Co.               200         15,663
     Mobil Corporation                            3,700        273,800
     Occidental Petroleum Corporation             1,600         41,500
<F8> ORYX Energy Company                            500         12,719
     Pennzoil Company                               200         15,938
     Phillips Petroleum Company                   1,200         61,950
<F8> Rowan Companies, Inc.                          400         14,250
     Royal Dutch Petroleum Co., ADR              10,200        566,100
     Schlumberger Limited                         2,400        202,050
     Sun Company, Inc.                              300         13,144
     Texaco, Inc.                                 2,600        159,738
     Union Pacific Resource Group                 1,200         31,425
     Unocal Corp.                                 1,200         51,900
     USX-Marathon Group                           1,400         52,063
<F8> Western Atlas International, Inc.              300         26,400
     -----------------------------------------------------------------
     TOTAL                                                   3,165,341
     =================================================================


                                             Shares/Par   Market Value
     -----------------------------------------------------------------
     FINANCE (16.28%)
     Aetna, Inc.                                    700        $57,006
     Allstate Corporation                         2,100        168,788
     American Express Company                     2,200        180,125
     American General Corporation                 1,210         62,769
     American International Group, Inc.           3,350        345,678
     Aon Corporation                                750         39,656
     Banc One Corporation                         2,800        156,275
     Bank of New York Company, Inc.               1,800         86,400
     BankAmerica Corporation                      3,300        241,931
     BankBoston Corporation                         700         61,906
     Bankers Trust New York Corporation             500         61,250
     Barnett Banks, Inc.                            900         63,675
     Beneficial Corporation                         300         22,856
     Charles Schwab Corporation                   1,200         42,900
     Chase Manhattan Corporation                  2,000        236,000
     CIGNA Corporation                              400         74,500
     Citicorp                                     2,200        294,663
     Comerica, Inc.                                 500         39,469
     Conseco, Inc.                                  900         43,931
     Corestates Financial Corp.                   1,000         66,188
     Countrywide Credit Industries, Inc.            500         18,219
     Fannie Mae                                   5,000        235,000
     Federal Home Loan Mortgage Corp.             3,300        116,325
     Fifth Third Bancorp                            750         49,031
     First Chicago NBD Corporation                1,400        105,350
     First Union Corporation                      2,700        135,169
     Fleet Financial Group, Inc.                  1,200         78,675
     General Re Corporation                         400         79,400
     Golden West Financial Corporation              300         26,925
     Green Tree Financial Corporation               600         28,200
     H.F. Ahmanson & Company                        500         28,406
     Hartford Financial Services Group, Inc.        600         51,638
     Household International, Inc.                  500         56,594
     Huntington Bancshares, Inc.                    700         25,244
     J.P. Morgan & Company, Inc.                    800         90,900
     Jefferson-Pilot Corp.                          300         23,700
     KeyCorp                                      1,000         63,625
     Lincoln National Corporation                   500         34,813
     Loews Corp.                                    500         56,469
     Marsh & McLennan Companies, Inc.               800         61,300
     MBIA, Inc.                                     200         25,088
     MBNA Corp.                                   1,600         64,800
     Mellon Bank Corporation                      1,200         65,700
     Merrill Lynch & Co.                          1,600        118,700

SEPTEMBER 30, 1997

INDEX 500 STOCK FUND

                                             Shares/Par   Market Value
     -----------------------------------------------------------------
     FINANCE (CONTINUED)
     MGIC Investment Corp.                          500        $28,656
     Morgan Stanley, Dean Witter,
        Discover & Co.                            2,755        148,942
     National City Corp.                          1,000         61,563
     NationsBank Corp.                            3,400        210,375
     Norwest Corporation                          1,800        110,250
     PNC Bank Corp.                               1,500         73,219
     Progressive Corporation                        300         32,138
     Providian Financial Corporation                400         15,875
     Republic New York Corporation                  300         34,088
     SAFECO Corp.                                   600         31,800
     Salomon, Inc.                                  500         37,594
     St. Paul Companies, Inc.                       400         32,625
     State Street Corporation                       800         48,750
     SunAmerica, Inc.                               900         35,269
     SunTrust Banks, Inc.                         1,000         67,938
     The Chubb Corporation                          800         56,850
     Torchmark Corporation                          700         27,475
     Transamerica Corporation                       300         29,850
     Travelers Group, Inc.                        3,000        204,750
     UNUM Corporation                               700         31,938
     U.S. Bancorp                                 1,153        111,265
     USF&G Corp.                                    500         11,469
     Wachovia Corporation                           800         57,600
     Washington Mutual, Inc.                      1,140         79,515
     Wells Fargo & Company                          400        110,000
     -----------------------------------------------------------------
     Total                                                   5,675,031
     =================================================================

     HEALTH CARE (10.34%)
     Abbott Laboratories                          3,700        236,569
     Allergan, Inc.                                 300         10,856
<F8> Alza Corporation                               400         11,600
     American Home Products Corporation           3,100        226,300
<F8> Amgen, Inc.                                  1,300         62,319
     Bausch & Lomb, Inc.                            300         12,150
     Baxter International, Inc.                   1,300         67,925
     Becton, Dickinson & Company                    600         28,725
<F8> Beverly Enterprises, Inc.                      500          8,688
     Biomet, Inc.                                   500         12,000
<F8> Boston Scientific Corp.                        900         49,669
     Bristol-Myers Squibb Company                 4,700        388,925
     C.R. Bard, Inc.                                300         10,181
     Columbia/HCA Healthcare Corporation          3,100         89,125
     Eli Lilly and Company                        2,600        313,788
     Guidant Corp.                                  700         39,200


                                             Shares/Par   Market Value
     -----------------------------------------------------------------
     HEALTH CARE (CONTINUED)
<F8> HEALTHSOUTH Corporation                      1,600        $42,700
<F8> Humana, Inc.                                   800         19,050
     Johnson & Johnson                            6,300        363,038
     Mallinckrodt, Inc.                             300         10,800
     Manor Care, Inc.                               300          9,975
     Medtronic, Inc.                              2,200        103,400
     Merck & Co., Inc.                            5,700        569,644
     Pfizer, Inc.                                 6,100        366,381
     Pharmacia & Upjohn, Inc.                     2,400         87,600
     Schering-Plough Corporation                  3,500        180,250
<F8> St. Jude Medical, Inc.                         400         14,025
<F8> Tenet Healthcare Corp.                       1,400         40,775
     U.S. Surgical Corporation                      300          8,756
     United Healthcare Corp.                        900         45,000
     Warner-Lambert Company                       1,300        175,419
     -----------------------------------------------------------------
     TOTAL                                                   3,604,833
     =================================================================

     TECHNOLOGY (15.36%)
<F8> 3COM Corporation                             1,600         82,000
     Adobe Systems, Inc.                            300         15,113
<F8> Advanced Micro Devices, Inc.                   700         22,794
<F8> Andrew Corporation                             400         10,475
<F8> Apple Computer, Inc.                           600         13,013
<F8> Applied Materials, Inc.                        900         85,725
     Autodesk, Inc.                                 200          9,075
     Automatic Data Processing, Inc.              1,400         70,000
<F8> Bay Networks                                   900         34,763
<F8> Cabletron Systems, Inc.                        700         22,400
<F8> Ceridian Corp.                                 400         14,800
<F8> Cisco Systems, Inc.                          3,200        233,800
     Compaq Computer Corporation                  3,562        266,260
     Computer Associates International, Inc.      1,700        122,081
<F8> Computer Sciences Corp.                        400         28,300
<F8> Data General Corporation                       200          5,325
<F8> Dell Computer Corp.                          1,600        155,000
<F8> Digital Equipment Corporation                  700         30,319
<F8> DSC Communications Corp.                       600         16,163
     Eastman Kodak Company                        1,500         97,406
     EG&G, Inc.                                     200          4,138
<F8> EMC Corporation                              1,200         70,050
     Equifax, Inc.                                  700         22,006
     First Data Corporation                       2,100         78,881
     Harris Corporation                             400         18,300
     Hewlett-Packard Company                      4,900        340,856
     Ikon Office Solutions                          600         15,338
     Intel Corp.                                  7,800        720,038
     International Business Machines
        Corporation                               4,700        497,906

MASON STREET FUNDS

INDEX 500 STOCK FUND
                                             Shares/Par   Market Value
     -----------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F8> KLA-Tencor Corporation                         400        $27,025
<F8> LSI Logic Corp.                                700         22,488
     Lucent Technologies, Inc.                    3,000        244,125
<F8> Micron Technology                            1,000         34,688
<F8> Microsoft Corporation                        5,700        754,181
     Motorola, Inc.                               2,800        201,250
<F8> National Semiconductor Corporation             700         28,700
<F8> NextLevel Systems, Inc.                        700         11,725
     Northern Telecom Limited                     1,200        124,725
<F8> Novell, Inc.                                 1,600         14,350
<F8> Oracle Corporation                           4,650        169,434
<F8> Parametric Technology Company                  600         26,475
     Perkin-Elmer Corporation                       200         14,613
     Polaroid Corporation                           200         10,238
     Raytheon Company                             1,100         65,038
     Scientific-Atlanta, Inc.                       400          9,050
<F8> Seagate Technology, Inc.                     1,200         43,350
     Shared Medical Systems Corp.                   100          5,288
<F8> Silicon Graphics                               800         21,000
<F8> Sun Microsystems, Inc.                       1,800         84,263
     Tektronix, Inc.                                200         13,488
<F8> Tellabs, Inc.                                  900         46,350
     Texas Instruments, Inc.                        900        121,613
<F8> Unisys Corporation                             800         12,250
     W.W. Grainger, Inc.                            200         17,800
     Xerox Corporation                            1,500        126,281
     -----------------------------------------------------------------
     TOTAL                                                   5,352,113
     =================================================================

     TRANSPORTATION (1.26%)
<F8> AMR Corporation                                400         44,275
     Burlington Northern Santa Fe                   700         67,638
     Caliber System, Inc.                           200         10,850
     CSX Corporation                              1,000         58,500
     Delta Air Lines, Inc.                          300         28,256
<F8> Federal Express Corp.                          500         40,000
     Norfolk Southern Corporation                   600         61,950
     Ryder System, Inc.                             400         14,375
     Southwest Airlines Co.                         700         22,356
     Union Pacific Corporation                    1,200         75,150
<F8> US Airways Group, Inc.                         400         16,550
     -----------------------------------------------------------------
     TOTAL                                                     439,900
     =================================================================

                                             Shares/Par   Market Value
     -----------------------------------------------------------------
     UTILITIES (3.04%)
     American Electric Power Co., Inc.              900        $40,950
     Baltimore Gas & Electric Co.                   700         19,425
     Carolina Power & Light Company                 700         25,156
     Central & South West Corporation             1,000         22,188
     Cinergy Corporation                            700         23,406
     Coastal Corp.                                  500         30,625
     Columbia Gas System, Inc.                      300         21,000
     Consolidated Edison Co. of New York          1,100         37,400
     Consolidated Natural Gas Company               500         29,094
     Dominion Resources, Inc.                       900         34,088
     DTE Energy Company                             700         21,306
     Duke Energy Corp.                            1,731         85,576
     Eastern Enterprises                            100          3,731
     Edison International                         1,900         47,975
     Enron Corp.                                  1,400         53,900
     Entergy Corporation                          1,100         28,669
     FPL Group, Inc.                                900         46,125
     GPU, Inc.                                      600         21,525
     Houston Industries, Inc.                     1,273         27,688
<F8> Niagara Mohawk Power Corporation               700          6,694
     Nicor, Inc.                                    200          7,500
     Northern States Power Company                  400         19,900
     Ohio Edison Company                            700         16,406
     ONEOK, Inc.                                    100          3,263
     PP&L Resources, Inc.                           800         17,500
     Pacific Enterprises                            400         13,550
     PacifiCorp                                   1,400         31,325
     PECO Energy Company                          1,000         23,438
     Peoples Energy Corporation                     200          7,538
     PG&E Corp.                                   2,100         48,694
     Public Service Enterprise Group, Inc.        1,100         28,325
     Sonat, Inc.                                    400         20,350
     Southern Company                             3,200         72,200
     Texas Utilities Company                      1,167         42,012
     UNICOM Corp.                                 1,000         23,375
     Union Electric Company                         500         19,219
     Williams Companies, Inc.                       800         37,398
     -----------------------------------------------------------------
     TOTAL                                                   1,058,514
     =================================================================
     TOTAL COMMON STOCK                                     34,849,228
     =================================================================
     TOTAL INDEX 500 STOCK FUND                            $34,849,228
     =================================================================

     <F8> Non-Income Producing

     The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

SEPTEMBER 30, 1997

ASSET ALLOCATION FUND

OBJECTIVE: To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

PORTFOLIO: The normal range of investments is 50-70% stocks, 25-35% bonds and 0-15% cash. Up to 50% of the stock allocation may be invested in foreign stocks.

STRATEGY: To adjust the mix between asset sectors to capitalize on the changing financial markets and economic conditions.

INVESTED ASSETS:  $31,299,022

The Asset Allocation Fund invests in seven categories of assets: large-capitalization stocks, small-capitalization stocks, foreign stocks, investment-grade bonds, below investment-grade bonds, convertible securities and cash equivalents. The proportion of the Fund in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed.

The Fund benefited from an emphasis on equities during the its first six months of operation, particularly from a significant position in small-cap stocks, which performed especially well during the third quarter. At the end of September, 57% of the total Fund was invested in stocks, with 28% of the equity position in small-capitalization stocks. Within the bond sector of the Fund, the main focus is on investment-grade bonds, as historically narrow yield spreads limit the attractiveness of assuming the additional risk of holding a large position in below investment-grade bonds.

SECTOR ALLOCATION
9/30/97
-----------------------------------
Convertible Securities           3%
Below Investment-Grade Bonds     6%
Cash Equivalents                 6%
Foreign Stocks                  11%
Small-Cap Stocks                16%
Investment-Grade Bonds          28%
Large-Cap Stocks                30%


PERFORMANCE RELATIVE TO RELEVANT INDICES
                                     3/31/97    6/30/97   9/30/97
-----------------------------------------------------------------
Asset Allocation Fund                $10,000    $11,230   $11,960
S&P 500(R) Index                     $10,000    $11,746   $12,626
Merrill Lynch Domestic Master Index  $10,000    $10,365   $10,712
Merrill Lynch 91-Day Treasury Bill   $10,000    $10,136   $10,272


TOTAL RETURN
For Six-Month Period Ended September 30, 1997
---------------------------------------------
Asset Allocation Fund                 19.60%
S&P 500(R) Index                      26.26%
Merrill Lynch Domestic Master Index    7.12%
Merrill Lynch 91-Day Treasury Bill     2.72%

In the graph, the Fund is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that measures the monthly price change to the 3-month Treasury bill.

This chart assumes an initial investment of $10,000 made in Class A shares, without the sales load, on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales load for Class A and the maximum contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign stock, particularly investments in stock of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

MASON STREET FUNDS

ASSET ALLOCATION FUND

     SCHEDULE OF INVESTMENTS
                                          Shares/Par      Market Value
     -----------------------------------------------------------------
     COMMON STOCK (56.62%)
     DOMESTIC COMMON STOCK (45.53%)
     BASIC MATERIALS (1.85%)
     Avery Dennison Corp.                    4,300            $172,000
     Cambrex Corp.                             100               4,663
     Ecolab, Inc.                            3,000             145,688
     E.I. du Pont de Nemours & Co.           2,700             166,219
     Monsanto Company                        2,300              89,700
     -----------------------------------------------------------------
     TOTAL                                                     578,270
     =================================================================

     CAPITAL GOODS (2.97%)
<F9> American Standard Companies, Inc.       2,800             112,350
     Boeing Company                          3,600             195,975
     General Electric Company                4,500             306,281
<F9> Jabil Circuit, Inc.                     2,300             150,650
     Kaydon Corp.                            1,600              96,000
     Omniquip International, Inc.            3,600              66,150
     Tetra Tech, Inc.                          100               2,450
     -----------------------------------------------------------------
     TOTAL                                                     929,856
     =================================================================

     COMMUNICATION SERVICES (0.55%)
     LCI International, Inc.                   100               2,663
     MCI Communications Corporation          2,200              64,625
     TESSCO Technologies, Inc.                 100               2,775
     WorldCom, Inc.                          2,900             102,588
     -----------------------------------------------------------------
     TOTAL                                                     172,651
     =================================================================

     CONSUMER CYCLICAL (6.87%)
<F9> Blyth Industries, Inc.                  3,700             103,600
<F9> Borg-Warner Automotive, Inc.            3,800             216,125
     Doubletree Corporation                  1,600              77,200
     Electronic Arts, Inc.                   1,600              61,800
     J. D. Edwards & Company                   100               3,350
<F9> Federated Department Stores, Inc.       2,200              94,875
     Industrial Distribution Group, Inc.       100               2,100
<F9> Galileo International, Inc.             1,200              33,525
<F9> Jones Apparel Group, Inc.               1,500              81,000
<F9> Kohl's Corp.                            4,100             291,100
     McDonald's Corporation                  1,500              71,438
     Michaels Stores, Inc.                     100               3,056
     New York Times Company Class A          4,300             225,750
     Newell Co.                              4,800             192,000
<F9> O'Reilly Automotive, Inc.               4,900             111,475
     Tribune Company                         4,300             229,244
     Wal-Mart Stores, Inc.                   3,500             128,188
     Walgreen Company                        8,800             225,500
     -----------------------------------------------------------------
     TOTAL                                                   2,151,326
     =================================================================


                                          Shares/Par      Market Value
     -----------------------------------------------------------------
     CONSUMER STAPLES (4.58%)
     Campbell Soup Company                   3,700            $181,300
     Cardinal Health, Inc.                   1,700             120,700
     Hershey Foods Corporation               3,700             209,050
     Mondavi Robert Corporation Class A      2,500             136,875
     PepsiCo, Inc.                           5,700             231,206
     Philip Morris Companies, Inc.           3,900             162,094
     Procter & Gamble Company                2,600             179,563
     Unilever N.V.                           1,000             212,625
     -----------------------------------------------------------------
     TOTAL                                                   1,433,413
     =================================================================

     ENERGY (5.30%)
     Amoco Corporation                       1,200             115,650
     Barrett Resources Corporation             400              15,575
<F9> BJ Services Company                     1,800             133,650
     British Petroleum Company PLC           1,800             163,463
     Diamond Offshore Drilling, Inc.         2,800             154,525
<F9> EVI, Inc.                               1,700             108,800
     Exxon Corporation                       1,800             115,313
<F9> Global Industries Ltd.                  3,400             135,575
     Mobil Corporation                       1,700             125,800
<F9> Nabors Industries, Inc.                 2,800             109,025
<F9> Pride International, Inc.               2,200              74,800
     Schlumberger Ltd.                       1,900             159,956
     Titan Exploration, Inc.                   100               1,200
     Tosco Corporation                       5,400             187,988
     Transocean Offshore Inc.                1,200              57,525
     -----------------------------------------------------------------
     TOTAL                                                   1,658,845
     =================================================================

     FINANCE (5.40%)
     Banc One Corporation                    1,600              89,300
     BankAmerica Corporation                 1,200              87,975
     Chase Manhattan Corporation               800              94,400
     Citicorp                                1,700             227,694
     Financial Security Assurance
        Holdings Ltd.                        2,200             102,300
     First Commonwealth, Inc.                1,700              25,288
     Franklin Resources, Inc.                3,300             307,313
     Investors Financial Services
       Corporation                           2,400              99,000
<F9> LaSalle Partners, Inc.                    100               3,500
     The Money Store, Inc.                   3,400              96,900
     Morgan Stanley, Dean Witter,
        Discover and Company                 4,500             243,281
     Travelers Group, Inc.                   3,400             232,050
     USF&G Corporation                       3,600              82,575
     -----------------------------------------------------------------
     TOTAL                                                   1,691,576
     =================================================================

SEPTEMBER 30, 1997

ASSET ALLOCATION FUND

                                          Shares/Par      Market Value
     -----------------------------------------------------------------
     MISCELLANEOUS (1.84%)
<F9> ABR Information Services, Inc.          2,300             $63,538
     AlliedSignal, Inc.                      5,200             221,000
     CorporateFamily Solutions, Inc.         1,500              25,313
<F9> Interim Services, Inc.                  1,700              47,813
     Learning Tree International, Inc.         100               2,863
<F9> Robert Half International, Inc.         3,900             161,363
     Service Corporation International       1,700              54,719
     -----------------------------------------------------------------
     TOTAL                                                     576,609
     =================================================================

     HEALTH CARE (5.88%)
     American Home Patient, Inc.             4,100              94,300
<F9> Capstone Pharmacy Services, Inc.        6,800              82,025
     DENTSPLY International Inc.               100               5,600
<F9> HEALTHSOUTH Corporation                 1,500              40,031
     Home Health Corporation of
        America, Inc.                        2,300              29,900
<F9> Horizon/CMS Healthcare Corporation      3,500              78,313
     Johnson & Johnson                       1,400              80,675
     Eli Lilly and Company                   2,300             277,581
<F9> Lincare Holdings, Inc.                  1,900              95,831
<F9> MedCath Incorporated                    4,900              83,300
     Merck & Co., Inc.                       2,200             219,863
     Meridian Diagnostics, Inc.              6,600              78,375
     NCS HealthCare, Inc.                    1,000              25,500
     Patterson Dental Company                2,700             109,350
<F9> PhyCor, Inc.                            3,300              95,906
<F9> Quorum Health Group, Inc.               4,450             108,747
<F9> Spine-Tech, Inc.                        1,400              52,675
<F9> Sybron International Corporation        3,200             137,400
     United Healthcare Corporation           1,700              85,000
     Wesley Jessen VisionCare, Inc.          2,100              59,325
     -----------------------------------------------------------------
     TOTAL                                                   1,839,697
     =================================================================


                                          Shares/Par      Market Value
     -----------------------------------------------------------------
     TECHNOLOGY (8.08%)
     ADC Telecommunications, Inc.            3,300            $107,250
     AVX Corporation                         2,600              84,175
     Komag, Inc.                               400               8,150
     Box Hill Systems Corp.                    100               1,750
     Cambridge Technology Partners, Inc.     2,400              85,950
<F9> CBT Group PLC                           1,000              80,250
<F9> Cisco Systems, Inc.                     1,400             102,288
     Compaq Computer Corporation               700              52,325
     DST Systems, Inc.                         100               3,700
<F9> Fiserv, Inc.                            5,000             219,375
<F9> GaSonics International Corporation      4,400              91,575
     Great Plains Software, Inc.             1,700              47,600
     HBO & Company                           2,300              86,825
     Hewlett-Packard Company                 2,500             173,906
     International Business Machines
        Corporation                          2,200             233,063
     Integrated Process Equipment Corp.        100               3,688
     Intel Corporation                       1,600             147,700
     Brooks Automation, Inc.                   200               7,675
     Kent Electronics Corp.                  1,300              51,350
     Lucent Technologies, Inc.               2,000             162,750
<F9> Microsoft Corporation                   1,600             211,700
     Motorola, Inc.                          1,100              79,063
<F9> PMC-Sierra, Inc.                        2,200              56,100
     Qlogic Corporation                        700              29,313
<F9> Sterling Software, Inc.                   900              32,288
     Sykes Enterprises, Incorporated         1,700              45,475
     Teleflex, Inc.                          2,300              79,638
<F9> Tellabs, Inc.                           1,400              72,100
     Transaction Systems Architects, Inc.
        Class A                              2,700             109,688
<F9> Trident International, Inc.             3,600              61,200
     -----------------------------------------------------------------
     TOTAL                                                   2,527,910
     =================================================================

     TRANSPORTATION (1.86%)
<F9> AMR Corporation                         1,600             177,100
<F9> Heartland Express, Inc.                 3,500              96,688
     Hub Group, Inc. Class A                 2,900             107,663
<F9> Knight Transportation, Inc.             2,300              64,400
     Mark VII, Inc.                          2,300              67,275
<F9> Swift Transportation Co., Inc.          2,200              69,562
     -----------------------------------------------------------------
     TOTAL                                                     582,688
     =================================================================

     UTILITIES (0.34%)
     Sonat, Inc.                             2,100             106,837
     -----------------------------------------------------------------
     TOTAL DOMESTIC COMMON STOCK                            14,249,678
     =================================================================

MASON STREET FUNDS

ASSET ALLOCATION FUND

                                 Country      Shares/Par  Market Value
     -----------------------------------------------------------------
     FOREIGN COMMON STOCK (11.1%)
     Basic Materials (0.83%)
     Koninklijke Hoogovens         Neth.          4,000       $259,171
     -----------------------------------------------------------------

     CAPITAL GOODS (1.24%)
     British Aerospace              U.K.          8,900        239,162
     City Development              Sing.         23,000        148,821
     -----------------------------------------------------------------
     TOTAL                                                     387,983
     =================================================================

     COMMUNICATION SERVICES (1.27%)
     Philippines Long Distance
       Telephone Company           Phil.          6,600        179,025
     Telecomunicacoes
       Brasileiras S.A.
       Telebras ADR                Braz.          1,700        218,875
     -----------------------------------------------------------------
     TOTAL                                                     397,900
     =================================================================

     CONSUMER CYCLICAL (1.44%)
     Nintendo C., Inc.             Japan          2,800        262,072
     Volkswagen Ag                  Ger.            270        187,573
     -----------------------------------------------------------------
     TOTAL                                                     449,645
     =================================================================

     ENERGY (1.42%)
     Elf Aquitaine                   Fr.          1,950        260,341
     Smedvig ASA-A                 Norw.          6,100        184,092
     -----------------------------------------------------------------
     TOTAL                                                     444,433
     =================================================================

     FINANCE (0.59%)
     HSBC Holdings PLC              U.K.          5,500        184,079
     -----------------------------------------------------------------

     HEALTH CARE (1.57%)
     Glaxo Wellcome                 U.K.         10,900        245,541
     Novartis A.G.                Switz.            160        245,684
     -----------------------------------------------------------------
     TOTAL                                                     491,225
     =================================================================

     MISCELLANEOUS (0.71%)
     Schneider SA                    Fr.          3,500        220,954
     -----------------------------------------------------------------

     TECHNOLOGY (2.04%)
     Ericsson LM B                  Swe.          5,700        274,007
     Philips Electronics, Inc.     Neth.          4,300        363,992
     -----------------------------------------------------------------
     TOTAL                                                     637,999
     =================================================================
     TOTAL FOREIGN COMMON STOCK                              3,473,389
     =================================================================
     TOTAL COMMON STOCK                                     17,723,067
     =================================================================


                                          Shares/Par      Market Value
     -----------------------------------------------------------------
     PREFERRED STOCK (3.43%)
     K-III Communications Corp.              5,000            $532,500
     Sinclair Capital                        5,000             542,500
     -----------------------------------------------------------------
     TOTAL                                                   1,075,000
     =================================================================
     TOTAL PREFERRED STOCK                                   1,075,000
     =================================================================

     BONDS (33.88%)
     CORPORATE BONDS (8.75%)
     BROADCASTING (1.70%)
     TV Azteca S.A. de C.V.,
        10.50%, 2/15/07                   $500,000            $530,625
     -----------------------------------------------------------------

     TRANSPORTATION (2.12%)
     TFM S.A. de C.V.,
        0%, 6/15/09                      1,000,000             665,000
     -----------------------------------------------------------------

     BASIC MATERIALS (1.73%)
     APP Int'l Finance Co. B.V.,
        11.75%, 10/1/05                    500,000             540,000
     -----------------------------------------------------------------
     FINANCE COMPANIES (1.66%)
     Olympic Financial Ltd.,
        11.50%, 3/15/07                    500,000             520,000
     -----------------------------------------------------------------

     LEISURE RELATED (1.55%)
     Trump Atlantic,
        11.25%, 5/1/06                     500,000             484,375
     -----------------------------------------------------------------
     TOTAL CORPORATE BONDS                                   2,740,000
     =================================================================

SEPTEMBER 30, 1997

ASSET ALLOCATION FUND
                                        Shares/Par        Market Value
     -----------------------------------------------------------------
     GOVERNMENT AND AGENCY
     RELATED BONDS  (11.74%)
     Federal National Mortgage
       Association, 6%, 5/1/11          $1,377,684          $1,343,243
<F11>U.S. TREASURY,
       0.00%, 2/15/19 PO                 1,200,000             298,308
     U.S. TREASURY,
       6.125%, 8/15/07                   1,000,000           1,000,625
     U.S. TREASURY,
       6.00%, 2/15/26                    1,100,000           1,033,313
     -----------------------------------------------------------------
     TOTAL GOVERNMENT AND
     AGENCY RELATED BONDS                                    3,675,489
     =================================================================

     MORTGAGE-BACKED AND
     ASSET-BACKED SECURITIES (13.38%)
     AUTO RELATED (0.41%)
     Team Fleet Financing Co.,
       7.35%, 5/15/03 (144a)               125,000             128,555
     -----------------------------------------------------------------

     COMMERCIAL MORTGAGES (12.97%)
<F12>Asset Securitization Corporation,
       1.25%, 11/13/26 IO               19,029,880             817,690
<F12>First Union-Lehman Brothers
       Commercial Mortgage Trust,
       1.307%, 4/18/27 IO                6,983,404             553,225
<F12>LB Commercial Conduit Mortgage
       Trust, 1.248%, 10/25/26 IO        3,964,881             257,947
     Merrill Lynch Mortgage
       Investors, Inc.,
       7.12%, 6/18/07                    1,500,000           1,529,766
     Merrill Lynch Mortgage
       Investors, Inc.,
       8.154%, 7/25/04                     500,000             514,375
<F12>Midland Realty Acceptance Corp.,
       1.389%, 1/25/29 IO (144A)         4,906,076             386,353
     -----------------------------------------------------------------
     TOTAL                                                   4,059,356
     =================================================================
     TOTAL MORTGAGE-BACKED AND
     ASSET-BACKED SECURITIES                                 4,187,911
     =================================================================
     TOTAL BONDS                                            10,603,400
     =================================================================

                                         Shares/Par       Market Value
     -----------------------------------------------------------------
     MONEY MARKET INVESTMENTS (6.06%)
     FINANCE SERVICES (5.43%)
     Ford Motor Credit Corp.,
        6.20%, 10/1/97                  $1,200,000          $1,200,000
     General Motors Acceptance
        Corp., 5.54%, 10/22/97             500,000             498,384
     -----------------------------------------------------------------
     TOTAL                                                   1,698,384
     =================================================================

     FEDERAL & GOVERNMENT AGENCIES (0.64%)
     Federal Home Loan Mortgage
        Company, 5.44%, 10/2/97            100,000              99,985
     Federal National Mortgage
        Association, 5.43%, 11/24/97       100,000              99,186
     -----------------------------------------------------------------
     TOTAL                                                     199,171
     =================================================================
     TOTAL MONEY MARKET INVESTMENTS                          1,897,555
     =================================================================
     TOTAL ASSET ALLOCATION FUND                           $31,299,022
     =================================================================

     <F9> Non-Income Producing

     <F10> ADR - American Depositary Receipt

     <F11> PO - Principal Only

     <F12> IO - Interest Only

      The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

MASON STREET FUNDS

HIGH YIELD BOND FUND

OBJECTIVE: To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment-grade by the major rating agencies.

PORTFOLIO: Diversified mix of below investment-grade fixed income securities, commonly known as "junk bonds."

STRATEGY: To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

INVESTED ASSETS:  $30,408,344

Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. The investment approach is credit-driven, with rigorous industry and credit analysis utilized to identify investment opportunities in issuers with stable or improving credit fundamentals whose bonds are rated below investment-grade. In many ways, investing in high yield bonds is akin to equity investing, since an issuer's financial situation and operational performance are the key determinants of continued ability to meet obligations to pay interest and principal. Of particular interest are solid investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. When financial performance falls short of expectations, exposure is normally reduced. In a high yield portfolio, some defaults over time are inevitable; diversification across many holdings mitigates the impact of defaults on the total portfolio.

The high yield market continued to perform substantially better than the investment-grade market during the second and third quarters of 1997. Favorable economic conditions, strong corporate earnings and low default rates were major factors that contributed to strong demand for high yield bonds. Increasingly broad demand for high yield bonds from mutual funds, insurance companies, pension funds, foreign investors and issuers of Collateralized Bond Obligations caused risk premiums to decline. Taking advantage of low interest rates and strong demand for high yield bonds, many companies issued bonds, increasing the supply of attractive new high yield issues.

For its first six months of operation, the High Yield Bond Fund significantly outperformed the Lehman Brothers High Yield Intermediate Market Index. This strong performance can be attributed to insightful selection of market sectors and individual securities, participation in international markets, the inclusion of preferred stocks, and the absence of any major negative credit developments in the Fund's portfolio.

SECTOR ALLOCATION
9/30/97
----------------------------
Cash Equivalents         4%
Financial                6%
Transportation           8%
Telecommunications       9%
Industrial               9%
Other                    9%
Consumer                10%
Leisure                 14%
Media                   31%

SEPTEMBER 30, 1997

HIGH YIELD BOND FUND

PERFORMANCE RELATIVE TO LEHMAN BROTHERS
HIGH YIELD INTERMEDIATE MARKET INDEX
                                      3/31/97   6/30/97   9/30/97
-----------------------------------------------------------------
High Yield Bond Fund                  $10,000   $10,896   $11,636
Lehman Brothers High Yield
  Intermediate Market Index           $10,000   $10,427   $10,886


TOTAL RETURN
For Six-Month Period Ended September 30, 1997
---------------------------------------------
High Yield Bond Fund                   16.36%
Lehman Brothers High Yield
  Intermediate Market Index             8.86%

The total return performance for the High Yield Bond Fund is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of fund performance since it has a quality and maturity profile that resembles the High Yield Bond Fund.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment-grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issues in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if a S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made in Class A shares, without the sales load, on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales load for Class A and the maximum contingent deferred sales charge for Class B.

MASON STREET FUNDS

HIGH YIELD BOND FUND

     SCHEDULE OF INVESTMENTS
                                        Shares/Par        Market Value
     -----------------------------------------------------------------
     BONDS (72.17%)
     BROADCASTING (8.22%)
     Azteca Holdings S.A. de C.V.,
        11%, 6/15/02 (144a)               $500,000            $526,250
<F13>Fox/Liberty Networks LLC,
        9.75%, 8/15/07                   1,000,000             635,000
     Katz Media Corp.,
        10.50%, 1/15/07                    750,000             806,250
     TV Azteca S.A. de C.V.,
        10.50%, 2/15/07 (144a)             500,000             530,625
     -----------------------------------------------------------------
     TOTAL                                                   2,498,125
     =================================================================

     CABLE TELEVISION (7.25%)
     Adelphia Communications Corp.,
        9.50%, 2/15/04 PIK                 959,510             940,319
<F13>Frontiervision Holdings,
        11.875%, 9/15/07                 1,000,000             685,000
<F13>Marcus Cable,
        14.25%, 12/15/05                   695,000             578,588
     -----------------------------------------------------------------
     TOTAL                                                   2,203,907
     =================================================================

     CONSUMER PRODUCTS (1.35%)
<F13>Hedstrom Holdings Inc.,
        12%, 6/1/09 (144a)                 650,000             409,500
     -----------------------------------------------------------------

     CONSUMER STAPLES (1.72%)
     North Atlantic Trading Inc.,
        11%, 6/15/04 (144a)                500,000             522,500
     -----------------------------------------------------------------

     FINANCE COMPANIES (3.42%)
     Olympic Financial Ltd.,
        11.50%, 3/15/07                  1,000,000           1,040,000
     -----------------------------------------------------------------

     FOOD RETAIL & SERVICES (3.41%)
     Fleming Companies, Inc.,
        10.625%, 7/31/07 (144a)            500,000             522,500
     Jitney-Jungle Stores Amer., Inc.,
        10.375%, 9/15/07 (144a)            500,000             513,750
     -----------------------------------------------------------------
     TOTAL                                                   1,036,250
     =================================================================

                                        Shares/Par        Market Value
     -----------------------------------------------------------------
     LEISURE RELATED (13.65%)
     Alliance Gaming,
        10%, 8/1/07 (144a)                $500,000            $501,250
     Casino America, Inc.,
        12.50%, 8/1/03                     500,000             535,000
     Hollywood Theaters, Inc.,
        10.625%, 8/1/07 (144a)             300,000             318,000
     Riviera Holdings,
        10%, 8/15/04 (144a)                500,000             500,000
     Station Casinos, Inc.,
        9.75%, 4/15/07 (144a)              750,000             748,125
     Trump Atlantic,
        11.25%, 5/1/06                   1,000,000             968,750
     Trump Hotels & Casino Resorts,
        15.50%, 6/15/05                    500,000             580,000
     -----------------------------------------------------------------
     TOTAL                                                   4,151,125
     =================================================================

     MISCELLANEOUS - BASIC MATERIALS (1.99%)
     Cemex S.A.,
        12.75%, 7/15/06                    500,000             605,000
     -----------------------------------------------------------------

     OIL - GAS PRODUCERS (1.66%)
     Belden & Blake Corp.,
        9.875%, 6/15/07 (144a)             500,000             503,750
     -----------------------------------------------------------------

     PAPER (5.83%)
     APP Int'l Finance Co. B.V.,
        11.75%, 10/1/05                    500,000             540,000
     Grupo Industrial Durango S.A.
        de C.V., 12.625%, 8/1/03           500,000             571,875
     Pindo Deli Fin Mauritius,
        10.75%, 10/1/07 (144a)             650,000             660,563
     -----------------------------------------------------------------
     TOTAL                                                   1,772,438
     =================================================================

     PROFESSIONAL SERVICES (2.04%)
<F13>Decisionone Holdings,
        11.50%, 8/1/08                     200,000             133,000
     Kinder-Care Learning Center,
        9.50%, 2/15/09                     500,000             487,500
     -----------------------------------------------------------------
     TOTAL                                                     620,500
     =================================================================

     RAILROAD (2.19%)
<F13>TFM S.A. de C.V.,
        11.75%, 6/15/09 (144a)           1,000,000             665,000
     -----------------------------------------------------------------

     RETAIL - GENERAL (1.68%)
     Hollywood Entertainment Corp.,
        10.625%, 8/15/04 (144a)            500,000             510,625
     -----------------------------------------------------------------

SEPTEMBER 30, 1997

HIGH YIELD BOND FUND
                                        Shares/Par        Market Value
     -----------------------------------------------------------------
     SOAPS AND TOILETRIES (1.78%)
     Revlon Worldwide Corp.,
        0%, 3/15/01 (144a)                $750,000            $541,875
     -----------------------------------------------------------------

     TELECOMMUNICATIONS (8.08%)
     ITC Deltacom, Inc.,
        11%, 6/1/07 (144a)                 750,000             823,125
<F13>Nextel Communications, Inc.,
        9.75%, 8/15/04                     500,000             433,750
<F13>Nextel Communications, Inc.,
        10.65%, 9/15/07                    500,000             308,750
     Paging Network, Inc.,
        10%, 10/15/08                      500,000             518,750
<F13>Telewest PLC,
        11%, 10/1/07                       500,000             375,000
     -----------------------------------------------------------------
     TOTAL                                                   2,459,375
     =================================================================

     TRUCKING AND SHIPPING (6.26%)
     Greyhound Lines, Inc.,
        11.50%, 4/15/07 (144a)           1,250,000           1,359,375
     Navigator Gas Trans PLC,
        10.50%, 6/30/07 (144a)             300,000             321,000
     Navigator Gas Trans PLC,
        12%, 6/30/07 (144a)                200,000             224,000
     -----------------------------------------------------------------
     TOTAL                                                   1,904,375
     =================================================================

     UTILITIES (1.64%)
     Companhia De Saneamento Basico,
        10%, 7/28/05 (144a)                250,000             250,063
     Espirito Santo Centrais Electric,
        10%, 7/15/07 (144a)                250,000             251,160
     -----------------------------------------------------------------
     TOTAL                                                     501,223
     =================================================================
     TOTAL BONDS                                            21,945,568
     =================================================================


                                        Shares/Par        Market Value
     -----------------------------------------------------------------
     PREFERRED STOCK (24.21%)
     BROADCASTING (11.47%)
     American Radio Systems Corp. (144a)     7,713            $925,560
     Chancellor Media Corp.-
        Los Angeles (144a)                   7,941             917,186
     Citadel Broadcasting Co. (144a)         2,500             287,500
     Sinclair Capital (144a)                12,500           1,356,250
     -----------------------------------------------------------------
     TOTAL                                                   3,486,496
     =================================================================

     CABLE TELEVISION (3.92%)
<F14>Cablevision Systems Corp. PIK          10,596           1,193,390
     -----------------------------------------------------------------

     FINANCIAL (2.59%)
     California Fed Pfd. Capital            30,000             787,500
     -----------------------------------------------------------------

     PRINTING AND PUBLISHING (3.50%)
     K-III Communications Corp. (144a)      10,000           1,065,000
     -----------------------------------------------------------------

     TELECOMMUNICATIONS (0.95%)
<F14>NTL, Inc. PIK (144a)                    2,581             290,390
     -----------------------------------------------------------------

     UTILITY - GAS (1.78%)
     Petroleum Heat & Power, Inc. (144a)    22,500             540,000
     -----------------------------------------------------------------
     TOTAL PREFERRED STOCK                                   7,362,776
     =================================================================

     MONEY MARKET INVESTMENTS (3.62%)
     FINANCE SERVICES (3.62%)
     Ford Motor Credit,
        6.199%, 10/1/97                 $1,100,000          $1,100,000
     -----------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                          1,100,000
     =================================================================
     TOTAL HIGH YIELD BOND FUND                            $30,408,344
     =================================================================

     <F13> Deferred interest security that receives no coupon payments until a predetermined date at which the stated coupon rate becomes effective.

     <F14> PIK - Payment in Kind

     The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

MASON STREET FUNDS

MUNICIPAL BOND FUND

OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with the preservation of capital, by investing primarily in investment-grade municipal obligations.

PORTFOLIO: Diversified investment-grade bonds, with the ability to invest up to 20% of its assets in lower-rated securities.

STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

INVESTED ASSETS:  $26,968,469

The Municipal Bond Fund is managed with balanced focus on income, total return, quality of securities and avoidance of federal income taxes. There are five major classes of securities in the Fund: revenue bonds, general obligation bonds, pre-refunded bonds, insured bonds and money market investments, which are cash equivalents. For revenue bonds, interest and principal is paid from revenue from a specific source which the bonds fund, such as a tollway system or a municipal power agency. General obligation bonds are secured by the general credit of the issuing municipality, which can generally raise taxes as necessary to meet obligations. Insured bonds are guaranteed by insurance companies such as Municipal Bond Individual Assurance Corporation (MBIA) or the Financial Guaranty Insurance Company (FGIC) <F15>. Pre-refunded bonds have no credit risk because an escrow of Treasury securities has been established that will pay off the bonds on the first call date and guarantees all interest payments will be met until that time. As indicated in the accompanying chart, the quality of securities held in the Fund is quite high, with 71% of total market value invested in bonds that are either insured or have been pre-refunded.

During the Fund's first six months, it achieved significantly higher total return than the Lehman Brothers Municipal Bond Index. This performance resulted mainly from favorable selection of securities combined with management of the Fund's interest rate exposure, which benefited from a drop in interest rates.

<F15> Insurance applies only to the prompt payment of principal and interest of the bonds in the Fund and does not remove the market risks associated with your investment. There is also no guarantee that the insurer will be able to meet its commitments.


PERCENTAGE HOLDINGS
9/30/97
-----------------------------------
General Obligations              4%
Money Market Investments         6%
Pre-refunded Bonds              17%
Revenue Bonds                   19%
Insured Bonds                   54%


PERFORMANCE RELATIVE TO LEHMAN BROTHERS
MUNICIPAL BOND INDEX
                                           3/31/97   6/30/97   9/30/97
----------------------------------------------------------------------
Municipal Bond Fund                        $10,000   $10,414   $10,776
Lehman Brothers Municipal Bond Index       $10,000   $10,344   $10,656


TOTAL RETURN
For Six-Month Period Ended September 30, 1997
---------------------------------------------
Municipal Bond Fund                     7.76%
Lehman Brothers Municipal Bond Index    6.56%

The total return performance for the Municipal Bond Fund is shown in comparison with the Lehman Brothers Municipal Bond Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the Municipal Bond Fund.

The Lehman Brothers Municipal Bond Index includes municipal bonds that have: a minimum credit rating of Baa; been issued as part of an issuance of at least $50 million; a maturity value of at least $3 million; a maturity of at least one year; and been issued after December 31, 1990. Recently the index included 31,098 issues totaling $440 billion par amount. The index represents approximately 30% of the municipal bond market capitalization.

This chart assumes an initial investment of $10,000 made in Class A shares, without the sales load, on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales load for Class A and the maximum contingent deferred sales charge for Class B.

September 30, 1997

MUNICIPAL BOND FUND

     SCHEDULE OF INVESTMENTS

                                        Shares/Par        Market Value
     -----------------------------------------------------------------
     MUNICIPAL BONDS (94.07%)
     CALIFORNIA (3.74%)
     California Housing Financing
       Agency, 5.75%, 2/1/29 RB,
       MBIA, AMT                        $1,000,000          $1,008,460
     -----------------------------------------------------------------

     COLORADO (4.21%)
     Douglas County, Colorado School
        District RE.1, 6.5%, 12/15/16
        GO, PR, MBIA                     1,000,000           1,136,140
     -----------------------------------------------------------------

     DISTRICT OF COLUMBIA (3.82%)
     District of Columbia, 5.1%,
        6/1/03 GO, AMBAC                 1,000,000           1,030,170
     -----------------------------------------------------------------

     FLORIDA (3.63%)
     Dade County, Florida, Water &
        Sewer, 5.25%, 10/1/26 RB, FGIC   1,000,000             979,580
     -----------------------------------------------------------------

     ILLINOIS (15.91%)
     Chicago, Illinois Board of Education,
        6.75%, 12/1/09 GO, AMBAC         1,000,000           1,176,050
     Chicago, Illinois O'Hare
        International Airport, 5.7%,
        1/1/08 RB, MBIA, AMT             1,000,000           1,043,980
     Illinois State Toll Highway
        Authority, 6.0%, 1/1/09 RB, FGIC 1,000,000           1,105,150
     Metropolitan Fair & Exposition
        Authority, 5.0%, 6/1/15 RB, BIGI
        Insurance purchased by MBIA      1,000,000             965,780
     -----------------------------------------------------------------
     TOTAL                                                   4,290,960
     =================================================================


                                        Shares/Par        Market Value
     -----------------------------------------------------------------
     KENTUCKY (4.09%)
     Louisville & Jefferson County,
        Kentucky Regional Airport
        Authority, 6.5%, 7/1/17
        RB, MBIA, AMT                   $1,000,000          $1,102,380
     -----------------------------------------------------------------

     MICHIGAN (8.06%)
     Nice Community School District,
        Michigan, Maruette & Baraga
        Counties, 5.25%, 5/1/16
        GO, MBIA                         1,000,000             988,270
     Pinckney Michigan Community
        Schools, 7.25%, 5/1/06 GO, FGIC  1,000,000           1,185,550
     -----------------------------------------------------------------
     TOTAL                                                   2,173,820
     =================================================================

     MINNESOTA (3.23%)
     Northern Municipal Power Agency,
        Electric Systems, 7.25%, 1/1/16 RB 825,000             872,339
     -----------------------------------------------------------------

     NEBRASKA (3.87%)
     Nebraska Investment Finance
        Authority, Single Family Housing,
        6.25%, 3/1/21 RB, AMT,
        GNMA, FNMA, FHLMC                1,000,000           1,042,670
     -----------------------------------------------------------------

     NEVADA (4.14%)
     Clark County, Nevada, Sanitation
        District, 6.8%, 7/1/12 RB, PR    1,000,000           1,116,110
     -----------------------------------------------------------------

MASON STREET FUNDS

MUNICIPAL BOND FUND

                                        Shares/Par        Market Value
     -----------------------------------------------------------------
     NEW YORK (23.07%)
     Metropolitan Transportation
        Authority, 5.625%, 7/1/25
        RB, MBIA                        $1,000,000          $1,017,550
     The City of New York,
        6.0%, 4/15/09 GO                 1,000,000           1,069,570
     New York City Municipal Water
        Finance Authority,
        5.75%, 6/15/29 RB                1,000,000           1,018,310
     New York State Local Government
        Assistance Corporation,
        7.0%, 4/1/16 RB, PR              1,000,000           1,110,040
     Port Authority of New York
        and New Jersey, 5.75%,
        12/1/25 RB, AMT, MBIA            1,000,000           1,023,100
     New York St. Medical Care Facility
        Financing Agency,
        5.375%, 2/15/25 RB, FHA          1,000,000             983,740
     -----------------------------------------------------------------
     TOTAL                                                   6,222,310
     =================================================================

     NORTH CAROLINA (4.23%)
     North Carolina Eastern Municipal
        Power Agency, 7.0%, 1/1/08 RB    1,000,000           1,140,690
     -----------------------------------------------------------------

     TEXAS (3.83%)
     Brazos, Texas, Higher Education
        Authority, 5.5%, 6/1/02
        RB, AMT, GTD STD LNS             1,000,000           1,031,640
     -----------------------------------------------------------------

     WASHINGTON (8.24%)
     Washington State Public Power
        Supply System, 6.5%,
        7/1/15 RB, PR                    2,000,000           2,221,200
     -----------------------------------------------------------------
     TOTAL MUNICIPAL BONDS                                  25,368,469
     =================================================================

     MONEY MARKET INVESTMENTS (5.93%)
     Federal Home Loan Bank Discount
     Corporation, 5.919%, 10/1/97 CP    $1,600,000          $1,600,000
     -----------------------------------------------------------------
     TOTAL MUNICIPAL BOND FUND                             $26,968,469
     =================================================================


CP = Commercial Paper

RB = Revenue Bond

GO = General Obligation

PR = Pre-refunded security will be called on the first call date
     (with certainty)

AMT = Subject to the Alternative Minimum Tax


Scheduled principal and interest payments are guaranteed by:

MBIA (Municipal Bond Insurance Organization)

AMBAC (AMBAC Indemnity Corporation)

FGIC (Financial Guaranty Insurance Company)

BIGI (Bond Investors Guarantee Insurance)

GNMA (Government National Mortgage Association)

FNMA (Federal National Mortgage Association)

FHLMC (Federal Home Loan Mortgage Corporation)

FHA (Federal Housing Authority)

GTD STD LNS (Guaranteed Student Loans)

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

September 30, 1997

SELECT BOND FUND

OBJECTIVE: To seek high income and capital appreciation, consistent with preservation of capital.

PORTFOLIO: Diversified investment-grade corporate, Treasury and government agency bonds with maturities generally exceeding one year.

STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

INVESTED ASSETS:  $28,172,714

During the second and third quarters of 1997, performance of the Select Bond Fund benefited from general strength in the bond market, as well as from the market sectors selected for investment. An area of particular emphasis in recent months has been commercial mortgage-backed bonds, which are more attractive than residential mortgage bonds in a period of falling interest rates because prepayment penalties prevent mortgage holders from refinancing at lower rates. At the end of September, mortgage-backed and asset-backed securities represented 52% of the Select Bond Fund's investments. Government bonds have been de-emphasized because of their yield disadvantage relative to other classes of bonds.


PERCENTAGE HOLDINGS
9/30/97
--------------------------------------------------
Money Market Investments                       11%
Corporate Bonds                                15%
Government and Government Agencies             22%
Mortgage-Backed and Asset-Backed Securities    52%

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments and a small position in municipal bonds. Consistent with the Fund's stated parameters, no more than 15% of the portfolio is invested in foreign securities, and no more than 15% is invested in high yield securities.


PERFORMANCE RELATIVE TO
MERRILL LYNCH DOMESTIC MASTER INDEX
                            3/31/97   6/30/97   9/30/97
-------------------------------------------------------
Select Bond Fund            $10,000   $10,448   $10,867
MLDM Index                  $10,000   $10,365   $10,712

TOTAL RETURN
For Six-Month Period Ended September 30, 1997
---------------------------------------------
Select Bond Fund                        8.76%
MLDM Index                              7.12%

Since the Fund invests broadly in U.S. government, mortgage and corporate bonds, the graph depicts an approximate comparison to the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made in Class A shares, without the sales load, on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales load for Class A and the maximum contingent deferred sales charge for Class B.

MASON STREET FUNDS

SELECT BOND FUND

     SCHEDULE OF INVESTMENTS
                                        Shares/Par        Market Value
     -----------------------------------------------------------------
     BONDS (89.36%)
     CORPORATE BONDS (14.61%)
     BANK HOLDING COMPANIES (0.89%)
<F17>First Union Institutional Capital II,
        7.85%, 1/1/27                     $250,000            $251,961
     -----------------------------------------------------------------

     COMMUNICATIONS (3.60%)
<F16>Panamsat, 0%, 8/1/03                  500,000             487,185
     WorldCom, Inc., 7.75%, 4/1/27         500,000             526,047
     -----------------------------------------------------------------
     TOTAL                                                   1,013,232
     =================================================================

     DIVERSIFIED/CONGLOMERATE (3.57%)
     Hutchison Whampoa Finance (CI)
        Limited, 6.988%, 8/1/37 (144A)   1,000,000           1,004,657
     -----------------------------------------------------------------

     MEDIA/CABLE (1.80%)
<F17>Time Warner Entertainment,
        7.25%, 9/1/08                      500,000             507,424
     -----------------------------------------------------------------

     TEXTILES (1.93%)
     Polysindo International Finance,
        11.375%, 6/15/06                   500,000             542,500
     -----------------------------------------------------------------

     UTILITIES (2.82%)
     Camuzzi Gas Pampeana,
        9.25%, 12/15/01                    750,000             795,840
     -----------------------------------------------------------------
     TOTAL CORPORATE BONDS                                   4,115,614
     =================================================================


                                        Shares/Par        Market Value
     -----------------------------------------------------------------
     GOVERNMENT BONDS
     (DOMESTIC AND FOREIGN)
     AND AGENCY BONDS (19.32%)
     Federal National Mortgage
        Association, 12%, 9/1/12          $592,014            $679,707
     Federal National Mortgage
        Association, 12%, 9/1/17           183,753             212,234
     Federal National Mortgage
        Association, 11%, 9/1/17           540,000             608,681
     Federal National Mortgage
        Association, 6.96%, 4/1/07         300,000             307,641
     Federal National Mortgage
        Association, 7.23%, 1/25/22        300,000             309,047
     Federal National Mortgage
        Association, 10%, 10/1/17           80,000              87,350
     Poland, 12%, 10/12/01               2,000,000             447,086
     U.S. Treasury, 6.125%, 8/15/07        800,000             800,500
     U.S. Treasury, 6.375%, 8/15/27      2,000,000           1,990,626
     -----------------------------------------------------------------
     TOTAL GOVERNMENT AND AGENCY BONDS                       5,442,872
     =================================================================

     MORTGAGE-BACKED AND
     ASSET-BACKED SECURITIES (52.01%)
     AUTO-RELATED (13.19%)
<F17>Team Fleet Financing Corporation,
        7.35%, 5/15/03 (144a)              750,000             771,328
     Union Acceptance Corp.,
        6.45%, 7/9/03                    2,921,667           2,943,638
     -----------------------------------------------------------------
     TOTAL                                                   3,714,966
     =================================================================

     COMMERCIAL MORTGAGES (31.60%)
<F18>Asset Securitization Corporation,
        1.257%, 11/13/26 IO             19,029,881             817,690
     Chase Commercial Mortgage
        Securities Corp., 7.37%, 6/19/29   250,000             254,728
     Credit Suisse First Boston
        Mortgage Securities Corp.,
        9.591%, 4/25/25 (144a)             457,000             537,475
     Credit Suisse First Boston
        Mortgage Securities Corp.,
        7.26%, 6/20/29 (144a)              249,080             257,053
     Credit Suisse First Boston
        Mortgage Securities Corp.,
        7.28%, 6/20/29 (144a)              250,000             260,262
     Credit Suisse First Boston
        Mortgage Securities Corp.,
        7.46%, 6/20/29 (144A)              500,000             520,185

SEPTEMBER 30, 1997

SELECT BOND FUND

                                        Shares/Par        Market Value
     -----------------------------------------------------------------
     COMMERCIAL MORTGAGES (CONTINUED)
     DLJ Mortgage Acceptance Corp.,
        .3571%, 10/15/17 IO (144a)     $25,000,000            $663,575
<F18>First Union-Lehman Brothers
        Commercial Mortgage Trust,
        1.307%, 4/18/27 IO              13,966,810           1,106,451
<F18>LB Commercial Conduit
        Mortgage Trust,
        1.248%, 10/25/26 IO             17,841,965           1,160,762
     LB Mortgage Trust,
        8.396%, 1/20/17                    409,785             470,485
     Merrill Lynch Mortgage
        Investors, Inc., 7.12%, 6/18/29    500,000             496,953
     Merrill Lynch Mortgage
        Investors, Inc.,
        8.103%, 6/25/22 (144a)             500,000             514,375
<F18>Midland Realty Acceptance Corp.,
        1.389%, 1/25/29 (144a) IO        9,812,154             772,707
     NationsBank Lease Pass Thru
        Trust, 7.442%, 1/10/11 (144a)      500,000             513,828
     Red Mountain Funding LLC,
        7.365%, 1/15/19 (144a)             176,000             176,330
     Red Mountain Funding LLC,
        7.471%, 1/15/19 (144a)             400,000             380,813
     -----------------------------------------------------------------
     TOTAL                                                   8,903,672
     =================================================================

     CREDIT CARD ASSET-BACKED (0.89%)
     Iroquois Trust,
        6.752%, 6/25/07 (144a)             250,000             250,234
     -----------------------------------------------------------------

     MANUFACTURED HOUSING (2.52%)
     Mid-State Trust VI, 7.54%, 7/1/35     688,822             709,487
     -----------------------------------------------------------------

     OTHER ASSET-BACKED (2.62%)
     Greentree Recreation & Consumer
        Trust, 6.49%, 2/15/18              250,000             251,016
     Newcourt Equipment,
        6.764%, 9/20/04 (144a)             487,336             487,488
     -----------------------------------------------------------------
     TOTAL                                                     738,504
     =================================================================

     RESIDENTIAL MORTGAGES (1.19%)
     BCF L.L.C. Mortgage Pass Thru
        Certificate, 7.75%, 3/25/37 (144A) 333,593             334,219
     -----------------------------------------------------------------

     TOTAL MORTGAGE-BACKED AND
     ASSET-BACKED SECURITIES                                14,651,082
     =================================================================


                                        Shares/Par        Market Value
     -----------------------------------------------------------------
     MUNICIPAL BONDS (3.42%)
<F17>New Jersey Economic
        Development Authority,
        0.00%, 2/15/26                  $3,000,000            $409,830
<F17>New Jersey Economic
        Development Authority,
        0.00%, 2/15/16                   2,000,000             554,960
     -----------------------------------------------------------------
     TOTAL MUNICIPAL BONDS                                     964,790
     =================================================================
     TOTAL BONDS                                            25,174,358
     =================================================================


     MONEY MARKET INVESTMENTS (10.64%)
     GOVERNMENT (DOMESTIC AND FOREIGN) (10.64%)
     Russia Government,
        9.5%, 11/5/97                   $1,000,000          $1,000,000
     Federal Home Loan Bank,
        5.9201%, 10/1/97                 1,700,000           1,700,000
     Federal National Mortgage
        Association, 5.43%, 11/24/97       200,000             198,371
<F17>Federal Home Loan Mortgage
        Corporation, 5.44%, 10/2/97        100,000              99,985
     -----------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                          2,998,356
     =================================================================
     TOTAL SELECT BOND PORTFOLIO                           $28,172,714
     =================================================================

<F16> Deferred interest security that receives no coupon payments until a predetermined date at which the stated coupon rate becomes effective.

<F17> Partially held by the custodian in segregated account as collateral for open futures positions. Information regarding open futures contracts as of September 30, 1997 is summarized below:

                                   Number of      Expiration     Unrealized
Issuers                            Contracts         Date       Depreciation
----------------------------------------------------------------------------
U.S. Treasury Bond Futures             60           12/97         ($1,406)

<F18> IO - Interest Only

     The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

MASON STREET FUNDS

AGGRESSIVE GROWTH STOCK FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997
------------------------------------------------------------
ASSETS
Common Stocks (cost $26,750,025)                 $35,711,203
Money Market Investments (cost $1,398,384)         1,398,384
------------------------------------------------------------
                                                  37,109,587
============================================================
Cash                                                  23,491
Due from Sale of Fund Shares                          65,640
Unamortized Organizational Costs                      18,591
Prepaid Initial Registration Expenses                 12,812
Dividends and Interest Receivable                      1,592
------------------------------------------------------------
  TOTAL ASSETS                                    37,231,713
============================================================
LIABILITIES
Due to Investment Advisor                             61,451
Accrued Shareholder Servicing Fees                    38,632
Due on Purchase of Securities                         36,784
Other Accrued Liabilities                             28,738
Accrued Distribution Expense                          16,294
Accrued Administrative Fees                           15,503
------------------------------------------------------------
  TOTAL LIABILITIES                                  197,402
============================================================
NET ASSETS                                       $37,034,311
============================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 2,681,350 shares outstanding)           $27,247,085
Undistributed Net Investment Loss                   (142,779)
Undistributed Accumulated Net
  Realized Gain on Investments                       968,827
Net Unrealized Appreciation of
  Investment Securities                            8,961,178
------------------------------------------------------------
NET ASSETS FOR 2,681,350
  SHARES OUTSTANDING                             $37,034,311
============================================================
Per Share of Class A (Based on
  2,631,913 Shares Issued and Outstanding):
  OFFERING PRICE                                      $14.50
============================================================
  NET ASSET VALUE AND REDEMPTION PRICE                $13.81
============================================================
Per Share of Class B (Based on 49,437
  Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE      $13.77
============================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 1997
------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                           $45,278
  Dividends (less foreign dividend tax of $242)        4,321
------------------------------------------------------------
     TOTAL INCOME                                     59,599
============================================================
Expenses
  Management Fees                                    116,272
  Shareholder Servicing Fees                          38,757
  Registration Fees                                   24,719
  Transfer Agent Fees                                 21,826
  Other Expenses                                      18,122
  Distribution Fees:
     Class A                                          15,373
     Class B                                             971
  Administrative Fees                                 15,503
  Custody Fees                                         5,656
------------------------------------------------------------
     TOTAL EXPENSES                                  257,199
============================================================
     Less:
       Custodian Fees Paid Indirectly                 (2,532)
       Other Expenses Reimbursed by Affiliates       (52,289)
------------------------------------------------------------
     TOTAL NET EXPENSES                              202,378
============================================================
  NET INVESTMENT LOSS                               (142,779)
============================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on Investments                     968,827
  Net Change in Unrealized Appreciation
     of Investments for the Period                 8,961,178
------------------------------------------------------------
NET GAIN ON INVESTMENTS                            9,930,005
============================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                       $9,787,226
============================================================

The accompanying Notes are an integral part of the Financial
Statements(Prepared from Unaudited Figures)

SEPTEMBER 30, 1997

AGGRESSIVE GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                                  For the
                                                              Six Months Ended
                                                             September 30, 1997
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Loss                                         $ (142,779)
     Net Realized Gain on Investments                               968,827
     Net Change in Unrealized Appreciation of Investments
       for the Period                                             8,961,178
---------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations       9,787,226
===========================================================================
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,632,550 Shares                      26,642,670
     Payments for 1,237 Shares Redeemed                             (16,468)
---------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class A Fund Share Transactions (2,631,313 shares)     26,626,202
===========================================================================
  Class B
     Proceeds from Sale of 49,227 Shares                            613,872
     Payments for 390 Shares Redeemed                                (4,989)
---------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class B Fund
         Share Transactions (48,837 shares)                         608,883
===========================================================================
  TOTAL INCREASE IN NET ASSETS                                   37,022,311

NET ASSETS
  Beginning of Period                                                12,000
---------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT
    LOSS OF $142,779)                                           $37,034,311
===========================================================================
The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

MASON STREET FUNDS

AGGRESSIVE GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS

                                        CLASS A                  CLASS B
                                        --------                --------
                                     For the Period          For the Period
                                 March 31, 1997<F19> to  March 31, 1997<F19> to
(For a share outstanding           September 30, 1997      September 30, 1997
throughout the period)                (Unaudited)              (Unaudited)
-------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period     $10.00                  $10.00
     Income from Investment Operations:
       Net Investment Loss<F20>             (0.06)                  (0.10)
       Net Realized and Unrealized
         Gains on Investments                3.87                    3.87
--------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS   3.81                    3.77
==========================================================================
     Less Distributions:
       Distributions from Net Investment
          Income                             0.00                    0.00
       Distributions from Realized Gains
          on Investments                     0.00                    0.00
--------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                0.00                    0.00
==========================================================================
  NET ASSET VALUE, END OF PERIOD           $13.81                  $13.77
==========================================================================
  TOTAL RETURN<F21>                        38.10%<F22>              37.70%<F22>
==========================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD           $36,353,688                $680,623
==========================================================================
  RATIO OF EXPENSES TO AVERAGE NET ASSETS   1.30%<F23>               1.95%<F23>
==========================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE
     NET ASSETS                             1.65%<F23>               2.30%<F23>
==========================================================================
  RATIO OF NET INVESTMENT LOSS
     TO AVERAGE NET ASSETS                 (0.91)%<F23>            (1.66)%<F23>
==========================================================================
  PORTFOLIO TURNOVER RATE                  23.84%                   23.84%
==========================================================================
  AVERAGE COMMISSION RATE                 $0.0529                 $0.0529
==========================================================================

<F19> Commencement of Operations

<F20> Calculated based on average shares outstanding

<F21> Total return includes deductions for management and other Fund expenses;
      excludes deductions for sales loads and contingent deferred sales charges.

<F22> Reflects total return for the period; not annualized. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F23> Computed on an annualized basis


The accompanying Notes are an integral part of the Financial Statements

SEPTEMBER 30, 1997

INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997
----------------------------------------------------------------------
ASSETS
Common Stocks (cost $24,181,095)                           $26,278,004
Money Market Investments (cost $3,596,122)                   3,596,122
----------------------------------------------------------------------
                                                            29,874,126
======================================================================
Cash                                                         1,584,086
Due from Foreign Currency Contracts                          1,204,157
Dividends Receivable                                           116,083
Unamortized Organizational Costs                                18,579
Due from Purchase of Fund Shares                                14,917
Prepaid Initial Registration Expenses                           12,742
----------------------------------------------------------------------
  TOTAL ASSETS                                              32,824,690
======================================================================
LIABILITIES
Due on Purchase of Securities                                2,023,019
Due on Foreign Currency Contracts                            1,191,365
Other Accrued Liabilities                                       63,762
Accrued Shareholder Servicing Fees                              33,348
Due to Investment Advisor                                       15,625
Accrued Distribution Expense                                    14,262
Accrued Administrative Fees                                     13,401
Due on Sale of Fund Shares                                         250
----------------------------------------------------------------------
  TOTAL LIABILITIES                                          3,355,032
======================================================================
NET ASSETS                                                 $29,469,658
======================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 2,679,722 shares outstanding)                     $26,859,753
Undistributed Net Investment Income                            506,970
Undistributed Accumulated Net
  Realized Gain on Investments                                   7,681
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                      2,096,909
  Foreign Currency Transactions                                 (1,655)
----------------------------------------------------------------------
NET ASSETS FOR 2,679,722
  SHARES OUTSTANDING                                       $29,469,658
======================================================================
Per Share of Class A (Based on
  2,628,852 Shares Issued and Outstanding):
  OFFERING PRICE                                                $11.55
======================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                          $11.00
======================================================================
Per Share of Class B (Based on 50,870
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE             $10.97
======================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 1997
----------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $39,348)            $379,676
  Interest                                                     349,192
----------------------------------------------------------------------
  TOTAL INCOME                                                 728,868
======================================================================
Expenses
  Management Fees                                              113,904
  Custody Fees                                                  75,474
  Shareholder Servicing Fees                                    33,501
  Registration Fees                                             25,193
  Other Expenses                                                23,104
  Transfer Agent Fees                                           21,277
  Distribution Fees:
    Class A                                                     13,258
    Class B                                                      1,065
  Administrative Fees                                           13,401
----------------------------------------------------------------------
    TOTAL EXPENSES                                             320,177
======================================================================
    Less:
      Expenses Reimbursed by Affiliates                        (98,279)
----------------------------------------------------------------------
    TOTAL NET EXPENSES                                         221,898
======================================================================
  NET INVESTMENT INCOME                                        506,970
======================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net Realized Gain on Foreign Currency Transactions               7,681
----------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                   2,096,909
     Foreign Currency Transactions                              (1,655)
----------------------------------------------------------------------
       NET CHANGE IN UNREALIZED APPRECIATION
          FOR THE PERIOD                                     2,095,254
======================================================================
NET GAIN ON INVESTMENTS                                      2,102,935
======================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                 $2,609,905
======================================================================

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

MASON STREET FUNDS

INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                             For the
                                                         Six Months Ended
                                                        September 30, 1997
--------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                                       $506,970
     Net Realized Gain on Investments                               7,681
     Net Unrealized Appreciation of Investments for the Period  2,095,254
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations     2,609,905
==========================================================================
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,638,170 Shares                    26,435,741
     Payments for 9,918 Shares Redeemed                          (106,010)
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class
          A Fund Share Transactions (2,628,252 shares)         26,329,731
==========================================================================
  Class B
     Proceeds from Sale of 50,281 Shares                          518,135
     Payments for 11 Shares Redeemed                                 (113)
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class B
          Fund Share Transactions (50,270 shares)                 518,022
==========================================================================
  TOTAL INCREASE IN NET ASSETS                                 29,457,658

NET ASSETS
  Beginning of Period                                              12,000
==========================================================================
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT
     INCOME OF $506,970)                                      $29,469,658
==========================================================================

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

SEPTEMBER 30, 1997

INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS
                                          CLASS A                CLASS B
                                          --------              --------
                                       For the Period        For the Period
                                    March 31, 1997<F24>    March 31, 1997<F24>
(For a share outstanding           to September 30, 1997  to September 30, 1997
 throughout the period)                 (Unaudited)            (Unaudited)
-------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period      $10.00                $10.00
     Income from Investment Operations:
       Net Investment Income<F25>             0.20                  0.17
       Net Realized and Unrealized Gains
          on Investments                      0.80                  0.80
-------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS    1.00                  0.97
=========================================================================
     Less Distributions:
       Distributions from Net Investment
          Income                              0.00                  0.00
       Distributions from Realized Gains
          on Investments                      0.00                  0.00
-------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                 0.00                  0.00
=========================================================================
  NET ASSET VALUE, END OF PERIOD            $11.00                $10.97
========================================================================
  TOTAL RETURN <F26>                        10.00%<F27>            9.70%<F27>
=========================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD            $28,911,782              $557,876
=========================================================================
  RATIO OF EXPENSES TO AVERAGE NET ASSETS    1.65%<F28>            2.30%<F28>
========================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET
     ASSETS                                  2.39%<F28>            3.04%<F28>
=========================================================================
  RATIO OF NET INVESTMENT INCOME TO
     AVERAGE NET ASSETS                      3.79%<F28>           2.81%<F28>
=========================================================================
  PORTFOLIO TURNOVER RATE                    0.00%                 0.00%
=========================================================================
  AVERAGE COMMISSION RATE                  $0.0030               $0.0030
=========================================================================

<F24> Commencement of Operations

<F25> Calculated based on average shares outstanding

<F26> Total return includes deductions for management and other Fund expenses;
      excludes deductions for sales loads and contingent deferred sales charges.

<F27> Reflects total return for the period; not annualized. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F28> Computed on an annualized basis

The accompanying Notes are an integral part of the Financial Statements

MASON STREET FUNDS

GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------
September 30, 1997

ASSETS
Common Stocks (cost $23,900,444)                                $29,244,150
Money Market Investments (cost $3,097,555)                        3,097,555
---------------------------------------------------------------------------
                                                                 32,341,705
===========================================================================
Cash                                                                130,973
Due from Sale of Securities                                         108,632
Dividends and Interest Receivable                                    25,993
Unamortized Organizational Costs                                     18,591
Prepaid Initial Registration Expenses                                12,812
Due from Sale of Fund Shares                                          3,355
---------------------------------------------------------------------------
  TOTAL ASSETS                                                   32,642,061
===========================================================================
LIABILITIES
Due to Investment Advisor                                            53,222
Due on Purchase of Securities                                        37,010
Accrued Shareholder Servicing Fees                                   36,655
Other Accrued Liabilities                                            33,051
Accrued Distribution Expense                                         15,045
Accrued Administrative Fees                                          14,698
Futures Variation Margin                                             10,875
---------------------------------------------------------------------------
  TOTAL LIABILITIES                                                 200,556
===========================================================================
NET ASSETS                                                      $32,441,505
===========================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 2,611,773 shares outstanding)                          $26,286,644
Undistributed Net Investment Income                                  41,006
Undistributed Accumulated Net
  Realized Gain on Investments                                      743,999
Net Unrealized Appreciation of:
  Investment Securities                                           5,343,706
  Index Futures Contracts                                            26,150
---------------------------------------------------------------------------
NET ASSETS FOR 2,611,773
  SHARES OUTSTANDING                                            $32,441,505
===========================================================================
Per Share of Class A (Based on
  2,589,538 Shares Issued and Outstanding):
     OFFERING PRICE                                                  $13.04
===========================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                            $12.42
===========================================================================
Per Share of Class B (Based on 22,235
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                  $12.38
===========================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 1997
---------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $1,700)                  $158,543
  Interest                                                           73,914
---------------------------------------------------------------------------
     TOTAL INCOME                                                   232,457
===========================================================================
Expenses
  Management Fees                                                   110,231
  Shareholder Servicing Fees                                         36,744
  Registration Fees                                                  23,145
  Transfer Agent Fees                                                21,157
  Distribution Fees:
     Class A                                                         14,639
     Class B                                                            441
  Administrative Fees                                                14,698
  Custody Fees                                                        9,693
  Other Expenses                                                     17,712
---------------------------------------------------------------------------
     TOTAL EXPENSES                                                 248,460
===========================================================================
     Less:
       Custodian Fees Paid Indirectly                                (1,084)
       Expenses Reimbursed by Affiliates                            (55,925)
---------------------------------------------------------------------------
     TOTAL NET EXPENSES                                             191,451
===========================================================================
  NET INVESTMENT INCOME                                              41,006
===========================================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on Investments:
  Investment Securities                                             690,439
  Futures Contracts                                                  53,560
---------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS
       FOR THE PERIOD                                               743,999
===========================================================================
Net Change in Unrealized Appreciation of:
  Investment Securities                                           5,343,706
  Index Futures Contracts                                            26,150
---------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED APPRECIATION
       OF INVESTMENTS FOR THE PERIOD                              5,369,856
===========================================================================
NET GAIN ON INVESTMENTS                                           6,113,855
===========================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $6,154,861
===========================================================================
The accompanying Notes are an integral part of the Financial Statements

(Prepared from Unaudited Figures)

SEPTEMBER 30, 1997

GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                                  For the
                                                              Six Months Ended
                                                             September 30, 1997
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                                         $41,006
     Net Realized Gain on Investments                              743,999
     Net Change in Unrealized Appreciation of Investments
       for the Period                                            5,369,856
---------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations      6,154,861
===========================================================================
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,594,956 Shares                     26,094,632
     Payments for 6,018 Shares Redeemed                            (73,431)
---------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class A
          Fund Share Transactions (2,588,938 shares)            26,021,201
===========================================================================
  Class B
     Proceeds from Sale of 21,635 Shares                           253,443
---------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class B
          Fund Share Transactions (21,635 shares)                  253,443
===========================================================================
  TOTAL INCREASE IN NET ASSETS                                  32,429,505

NET ASSETS
  Beginning of Period                                               12,000
===========================================================================
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT
     INCOME OF $41,006)                                        $32,441,505
===========================================================================

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

MASON STREET FUNDS

GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS
                                          CLASS A                CLASS B
                                          --------              --------
                                       For the Period        For the Period
                                    March 31, 1997<F29>    March 31, 1997<F29>
(For a share outstanding           to September 30, 1997  to September 30, 1997
 throughout the period)                 (Unaudited)            (Unaudited)
-------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period      $10.00                $10.00
     Income from Investment Operations:
       Net Investment Income(Loss)<F30>       0.02                 (0.02)
       Net Realized and Unrealized Gains
          on Investments                      2.40                  2.40
-------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS    2.42                  2.38
=========================================================================
     Less Distributions:
       Distributions from Net Investment
          Income                              0.00                  0.00
       Distributions from Realized Gains
          on Investments                      0.00                  0.00
-------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                 0.00                  0.00
=========================================================================
  NET ASSET VALUE, END OF PERIOD            $12.42                $12.38
=========================================================================
  TOTAL RETURN <F31>                        24.20%<F32>           23.80%<F32>
=========================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD            $32,166,233              $275,272
=========================================================================
  RATIO OF EXPENSES TO AVERAGE NET ASSETS    1.30%<F33>            1.95%<F33>
=========================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET
     ASSETS                                  1.69%<F33>            2.34%<F33>
=========================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS) TO
     AVERAGE NET ASSETS                      0.28%<F33>           (0.42)%<F33>
=========================================================================
  PORTFOLIO TURNOVER RATE                   16.23%                16.23%
=========================================================================
  AVERAGE COMMISSION RATE                  $0.0486               $0.0486
=========================================================================

<F29> Commencement of Operations

<F30> Calculated based on average shares outstanding

<F31> Total return includes deductions for management and other Fund expenses;
      excludes deductions for sales loads and contingent deferred sales charges.

<F32> Reflects total return for the period; not annualized. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F33> Computed on an annualized basis

The accompanying Notes are an integral part of the Financial Statements

SEPTEMBER 30, 1997

GROWTH AND INCOME STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997
---------------------------------------------------------------------------
ASSETS
Common Stocks (cost $28,134,653)                                $32,341,853
Money Market Investments (cost $2,100,000)                        2,100,000
---------------------------------------------------------------------------
                                                                 34,441,853
===========================================================================
Cash                                                                 96,663
Due from Sale of Securities                                         171,801
Due from Sale of Fund Shares                                         72,073
Dividends and Interest Receivable                                    37,379
Unamortized Organizational Costs                                     18,591
Prepaid Initial Registration Expenses                                12,812
---------------------------------------------------------------------------
  TOTAL ASSETS                                                   34,851,172
===========================================================================
LIABILITIES
Due on Purchase of Securities                                     1,053,081
Due to Investment Advisor                                            43,843
Accrued Shareholder Servicing Fees                                   36,893
Other Accrued Liabilities                                            23,867
Accrued Distribution Expense                                         15,329
Accrued Administrative Fees                                          14,810
---------------------------------------------------------------------------
  TOTAL LIABILITIES                                               1,187,823
===========================================================================
NET ASSETS                                                      $33,663,349
===========================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 2,637,673 shares outstanding)                          $26,620,663
Undistributed Net Investment Income                                  58,813
Undistributed Accumulated Net
  Realized Gain on Investments                                    2,776,673
Net Unrealized Appreciation of
  Investment Securities                                           4,207,200
---------------------------------------------------------------------------
NET ASSETS FOR 2,637,673
  SHARES OUTSTANDING                                            $33,663,349
===========================================================================
Per Share of Class A (Based on
  2,605,883 Shares Issued and Outstanding):
  OFFERING PRICE                                                     $13.40
===========================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                               $12.76
===========================================================================
Per Share of Class B (Based on 31,790
  Shares Issued and Outstanding):
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                   $12.72
===========================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 1997
---------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $2,382)                  $209,472
  Interest                                                           27,625
---------------------------------------------------------------------------
     TOTAL INCOME                                                   237,097
===========================================================================
Expenses
  Management Fees                                                    96,268
  Shareholder Servicing Fees                                         37,026
  Registration Fees                                                  22,133
  Transfer Agent Fees                                                21,199
  Distribution Fees:
     Class A                                                         14,724
     Class B                                                            645
  Administrative Fees                                                14,810
  Custody Fees                                                        6,198
  Other Expenses                                                     17,706
---------------------------------------------------------------------------
     TOTAL EXPENSES                                                 230,709
===========================================================================
     Less:
       Custodian Fees Paid Indirectly                               (1,894)
       Expenses Reimbursed by Affiliates                            (50,531)
---------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                178,284
===========================================================================
  NET INVESTMENT INCOME                                              58,813
===========================================================================
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net Realized Gain on Investments                                  2,776,673
  Net Change in Unrealized Appreciation
     of Investments for the Period                                4,207,200
---------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                           6,983,873
===========================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $7,042,686
===========================================================================

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

MASON STREET FUNDS

GROWTH AND INCOME STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                                  For the
                                                              Six Months Ended
                                                             September 30, 1997
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                                        $58,813
     Net Realized Gain on Investments                           2,776,673
     Net Change in Unrealized Appreciation of Investments
       for the Period                                           4,207,200
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations     7,042,686
==========================================================================
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,605,606 Shares                    26,248,367
     Payments for 323 Shares Redeemed                              (4,026)
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class A
          Fund Share Transactions (2,605,283 shares)           26,244,341
==========================================================================
Class B
     Proceeds from Sale of 31,296 Shares                          365,565
     Payments for 106 Shares Redeemed                              (1,243)
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class B
          Fund Share Transactions (31,190 shares)                 364,322
==========================================================================
  TOTAL INCREASE IN NET ASSETS                                 33,651,349

NET ASSETS
  Beginning of Period                                              12,000
==========================================================================
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT
     INCOME OF $58,813)                                       $33,663,349
==========================================================================

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

SEPTEMBER 30, 1997

GROWTH AND INCOME STOCK FUND

FINANCIAL HIGHLIGHTS
                                         CLASS A                  CLASS B
                                         --------                 --------
                                      For the Period           For the Period
                                   March 31, 1997<F34>      March 31, 1997<F34>
(For a share outstanding          to September 30, 1997    to September 30, 1997
 throughout the period)                (Unaudited)              (Unaudited)
-------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period      $10.00                $10.00
     Income from Investment Operations:
       Net Investment Income(Loss)<F35>       0.02                 (0.02)
       Net Realized and Unrealized Gains
          on Investments                      2.74                  2.74
-------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS    2.76                  2.72
=========================================================================
     Less Distributions:
       Distributions from Net Investment
          Income                              0.00                  0.00
       Distributions from Realized Gains
          on Investments                      0.00                  0.00
-------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                 0.00                  0.00
=========================================================================
  NET ASSET VALUE, END OF PERIOD            $12.76                $12.72
=========================================================================
  TOTAL RETURN <F36>                        27.60%<F37>           27.20%<F37>
=========================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD            $33,258,989              $404,360
=========================================================================
  RATIO OF EXPENSES TO AVERAGE NET ASSETS    1.20%<F38>            1.85%<F38>
=========================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET
     ASSETS                                  1.55%<F38>            2.20%<F38>
=========================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS) TO
     AVERAGE NET ASSETS                      0.40%<F38>           (0.36)%<F38>
=========================================================================
  PORTFOLIO TURNOVER RATE                   71.07%                71.07%
=========================================================================
  AVERAGE COMMISSION RATE                   $0.0233               $0.0233
=========================================================================

<F34> Commencement of Operations

<F35> Calculated based on average shares outstanding

<F36> Total return includes deductions for management and other Fund expenses;
      excludes deductions for sales loads and contingent deferred sales charges.

<F37> Reflects total return for the period; not annualized. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F38> Computed on an annualized basis

The accompanying Notes are an integral part of the Financial Statements

MASON STREET FUNDS

INDEX 500 STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997
---------------------------------------------------------------------------
ASSETS
Common Stocks (cost $28,603,811)                                $34,849,228
---------------------------------------------------------------------------
Cash                                                                 55,182
Dividends and Interest Receivable                                    52,572
Due from Sale of Fund Shares                                         22,481
Unamortized Organizational Costs                                     18,591
Prepaid Initial Registration Expenses                                12,812
---------------------------------------------------------------------------
     TOTAL ASSETS                                                35,010,866
===========================================================================
LIABILITIES
Other Accrued Liabilities                                            63,662
Accrued Distribution Expense                                         17,115
---------------------------------------------------------------------------
     TOTAL LIABILITIES                                               80,777
===========================================================================
NET ASSETS                                                      $34,930,089
===========================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 2,783,972 shares outstanding)                          $28,310,667
Undistributed Net Investment Income                                 176,055
Undistributed Accumulated Net
  Realized Gain on Investments                                      197,950
Net Unrealized Appreciation of
  Investment Securities                                           6,245,417
---------------------------------------------------------------------------
NET ASSETS FOR 2,783,972
  SHARES OUTSTANDING                                            $34,930,089
===========================================================================
Per Share of Class A (Based on
  2,669,595 Shares Issued and Outstanding):
     OFFERING PRICE                                                  $13.18
===========================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                            $12.55
===========================================================================
Per Share of Class B (Based on 114,377
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                  $12.51
===========================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 1997
---------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (less foreign dividend tax of $3,722)                  $271,557
  Interest                                                           36,376
---------------------------------------------------------------------------
     TOTAL INCOME                                                   307,933
===========================================================================
Expenses
  Management Fees                                                    45,775
  Shareholder Servicing Fees                                         38,146
  Registration Fees                                                  31,071
  Custody Fees                                                       30,182
  Other Expenses                                                     24,639
  Transfer Agent Fees                                                21,664
  Distribution Fees:
     Class A                                                         14,922
     Class B                                                          2,519
  Administrative Fees                                                15,258
---------------------------------------------------------------------------
     TOTAL EXPENSES                                                 224,176
===========================================================================
     Less:
       Custodian Fees Paid Indirectly                                (1,687)
       Expenses Reimbursed by Affiliates                            (90,611)
---------------------------------------------------------------------------
     TOTAL NET EXPENSES                                             131,878
===========================================================================
  NET INVESTMENT INCOME                                             176,055
===========================================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on Investments:
  Investment Securities                                              61,160
  Index Futures Contracts                                           136,790
---------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS
       FOR THE PERIOD                                               197,950
===========================================================================
     Net Change in Unrealized Appreciation
       of Investment Securities for the Period                    6,245,417
---------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                           6,443,367
===========================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $6,619,422
===========================================================================

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

SEPTEMBER 30, 1997

INDEX 500 STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                                  For the
                                                              Six Months Ended
                                                             September 30, 1997
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
     Net Investment Income                                       $176,055
     Net Realized Gain on Investments                             197,950
     Net Change in Unrealized Appreciation of Investments
       for the Period                                           6,245,417
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations     6,619,422
==========================================================================
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,678,794 Shares                    27,086,675
     Payments for 9,799 Shares Redeemed                          (104,319)
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class A
          Fund Share Transactions (2,668,995 shares)           26,982,356
==========================================================================
  Class B
     Proceeds from Sale of 123,549 Shares                       1,434,805
     Payments for 9,772 Shares Redeemed                          (118,494)
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class B
          Fund Share Transactions (113,777 shares)              1,316,311
==========================================================================
  TOTAL INCREASE IN NET ASSETS                                 34,918,089

NET ASSETS
  Beginning of Period                                              12,000
==========================================================================
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT
     INCOME OF $176,055)                                      $34,930,089
==========================================================================

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

MASON STREET FUNDS

INDEX 500 STOCK FUND

FINANCIAL HIGHLIGHTS
                                         CLASS A                  CLASS B
                                         --------                 --------
                                      For the Period           For the Period
                                   March 31, 1997<F39>      March 31, 1997<F39>
(For a share outstanding          to September 30, 1997    to September 30, 1997
 throughout the period)                (Unaudited)              (Unaudited)
-------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period      $10.00                $10.00
     Income from Investment Operations:
       Net Investment Income<F40>             0.07                  0.03
       Net Realized and Unrealized Gains
          on Investments                      2.48                  2.48
-------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS    2.55                  2.51
=========================================================================
     Less Distributions:
       Distributions from Net Investment
          Income                              0.00                  0.00
       Distributions from Realized Gains
          on Investments                      0.00                  0.00
-------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                 0.00                  0.00
=========================================================================
  NET ASSET VALUE, END OF PERIOD            $12.55                $12.51
=========================================================================
  TOTAL RETURN<F41>                         25.50%<F42>           25.10%<F42>
=========================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD            $33,498,949            $1,431,140
=========================================================================
  RATIO OF EXPENSES TO AVERAGE NET ASSETS    0.85%<F43>            1.50%<F43>
=========================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET
     ASSETS                                  1.45%<F43>            2.10%<F43>
=========================================================================
  RATIO OF NET INVESTMENT INCOME TO
     AVERAGE NET ASSETS                      1.17%<F43>            0.48%<F43>
=========================================================================
  PORTFOLIO TURNOVER RATE                    1.42%                 1.42%
=========================================================================
  AVERAGE COMMISSION RATE                   $0.0259               $0.0259
=========================================================================

<F39> Commencement of Operations

<F40> Calculated based on average shares outstanding

<F41> Total return includes deductions for management and other Fund expenses;
      excludes deductions for sales loads and contingent deferred sales charges.

<F42> Reflects total return for the period; not annualized. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F43> Computed on an annualized basis

The accompanying Notes are an integral part of the Financial Statements

SEPTEMBER 30, 1997

ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997
---------------------------------------------------------------------------
ASSETS
Common Stocks (cost $11,388,014)                                $14,249,678
Bonds (cost $10,199,959)                                         10,603,400
Foreign Common Stock (cost $2,757,578)                            3,473,389
Money Market Investments (cost $1,897,555)                        1,897,555
Preferred Stock (cost $977,500)                                   1,075,000
---------------------------------------------------------------------------
                                                                 31,299,022
===========================================================================
Cash                                                                 62,880
Dividends and Interest Receivable                                   184,974
Due from Sale of Fund Shares                                         43,932
Due from Sale of Securities                                          32,187
Unamortized Organizational Costs                                     18,591
Prepaid Initial Registration Expenses                                12,812
---------------------------------------------------------------------------
     TOTAL ASSETS                                                31,654,398
===========================================================================
LIABILITIES
Due to Investment Advisor                                            50,428
Other Accrued Liabilities                                            35,563
Accrued Shareholder Servicing Fees                                   35,451
Due on Purchase of Securities                                        16,981
Accrued Distribution Expense                                         15,065
Accrued Administrative Fees                                          14,213
---------------------------------------------------------------------------
     TOTAL LIABILITIES                                              167,701
===========================================================================
NET ASSETS                                                      $31,486,697
===========================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 2,632,550 shares outstanding)                          $26,502,522
Undistributed Net Investment Income                                 392,755
Undistributed Accumulated Net
  Realized Gain on Investments                                      512,957
Net Unrealized Appreciation of:
  Investment Securities                                           4,078,416
  Foreign Currency Transactions                                          47
---------------------------------------------------------------------------
NET ASSETS FOR 2,632,550
  SHARES OUTSTANDING                                            $31,486,697
===========================================================================
Per Share of Class A (Based on
  2,582,045 Shares Issued and Outstanding):
     OFFERING PRICE                                                  $12.56
===========================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                            $11.96
===========================================================================
Per Share of Class B (Based on 50,505
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                  $11.92
===========================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 1997
---------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                         $441,606
  Dividends (less foreign dividend tax of $4,285)                   143,908
---------------------------------------------------------------------------
     TOTAL INCOME                                                   585,514
===========================================================================
Expenses
  Management Fees                                                    99,490
  Shareholder Servicing Fees                                         35,532
  Registration Fees                                                  24,325
  Other Expenses                                                     23,866
  Transfer Agent Fees                                                21,085
  Distribution Fees:
     Class A                                                         14,077
     Class B                                                          1,021
  Administrative Fees                                                14,213
  Custody Fees                                                        8,212
---------------------------------------------------------------------------
     TOTAL EXPENSES                                                 241,821
===========================================================================
     Less:
       Custodian Fees Paid Indirectly                                (7,039)
       Other Expenses Reimbursed by Affiliates                      (42,023)
---------------------------------------------------------------------------
     TOTAL NET EXPENSES                                             192,759
===========================================================================
  NET INVESTMENT INCOME                                             392,755
===========================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments:
  Investment Securities                                             513,046
  Foreign Currency Transactions                                         (89)
---------------------------------------------------------------------------
     NET REALIZED GAIN FOR THE PERIOD                               512,957
===========================================================================
Net Change in Unrealized Appreciation of:
  Investment Securities                                           4,078,416
  Foreign Currency Transactions                                          47
---------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED
       APPRECIATION FOR THE PERIOD                                4,078,463
===========================================================================
NET GAIN ON INVESTMENTS                                           4,591,420
===========================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       4,984,175
===========================================================================

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

MASON STREET FUNDS

ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                                  For the
                                                              Six Months Ended
                                                             September 30, 1997
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                                       $392,755
     Net Realized Gain on Investments                             512,957
     Net Change in Unrealized Appreciation of Investments
       for the Period                                           4,078,463
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations     4,984,175
==========================================================================
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,582,229 Shares                    25,938,109
     Payments for 784 Shares Redeemed                              (9,183)
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class A
          Fund Share Transactions (2,581,445 shares)           25,928,926
==========================================================================
  Class B
     Proceeds from Sale of 49,905 Shares                          561,596
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class B
          Fund Share Transactions (49,905 shares)                 561,596
==========================================================================
  TOTAL INCREASE IN NET ASSETS                                 31,474,697

NET ASSETS
  Beginning of Period                                              12,000
==========================================================================
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT
     INCOME OF $392,755)                                      $31,486,697
==========================================================================

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

SEPTEMBER 30, 1997

ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
                                         CLASS A                  CLASS B
                                         --------                 --------
                                      For the Period           For the Period
                                   March 31, 1997<F44>      March 31, 1997<F44>
(For a share outstanding          to September 30, 1997    to September 30, 1997
 throughout the period)                (Unaudited)              (Unaudited)
-------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period      $10.00                $10.00
     Income from Investment Operations:
       Net Investment Income<F45>             0.15                  0.11
       Net Realized and Unrealized Gains
          on Investments                      1.81                  1.81
-------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS    1.96                  1.92
=========================================================================
     Less Distributions:
       Distributions from Net Investment
          Income                              0.00                  0.00
       Distributions from Realized Gains
          on Investments                      0.00                  0.00
-------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                 0.00                  0.00
=========================================================================
  NET ASSET VALUE, END OF PERIOD            $11.96                $11.92
=========================================================================
  TOTAL RETURN<F46>                          19.60%<F47>           19.20%<F47>
=========================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD            $30,884,525              $602,172
=========================================================================
  RATIO OF EXPENSES TO AVERAGE NET ASSETS    1.35%<F48>            2.00%<F48>
=========================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET
     ASSETS                                  1.70%<F48>            2.35%<F48>
=========================================================================
  RATIO OF NET INVESTMENT INCOME TO
     AVERAGE NET ASSETS                      2.77%<F48>            2.01%<F48>
=========================================================================
  PORTFOLIO TURNOVER RATE                   38.78%                38.78%
=========================================================================
  AVERAGE COMMISSION RATE                   $0.0626               $0.0626
=========================================================================

<F44> Commencement of Operations

<F45> Calculated based on average shares outstanding

<F46> Total return includes deductions for management and other Fund expenses;
      excludes deductions for sales loads and contingent deferred sales charges.

<F47> Reflects total return for the period; not annualized. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F48> Computed on an annualized basis

The accompanying Notes are an integral part of the Financial Statements

MASON STREET FUNDS

HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997
----------------------------------------------------------------------
ASSETS
Bonds (cost $20,685,820)                                   $21,945,568
Preferred Stock (cost $6,683,883)                            7,362,776
Money Market Investments (cost $1,100,000)                   1,100,000
----------------------------------------------------------------------
                                                            30,408,344
======================================================================
Cash                                                            17,436
Dividends and Interest Receivable                              552,701
Due from Sale of Fund Shares                                    51,093
Prepaid Initial Registration Expenses                           18,591
Unamortized Organizational Costs                                12,812
----------------------------------------------------------------------
  TOTAL ASSETS                                              31,060,977
======================================================================
LIABILITIES
Due on Purchase of Securities                                  648,037
Income Dividend Payable                                        209,428
Due to Investment Advisor                                       53,344
Accrued Shareholder Servicing Fees                              34,314
Other Accrued Liabilities                                       25,700
Accrued Distribution Expense                                    14,050
Accrued Administrative Fees                                     13,755
----------------------------------------------------------------------
  TOTAL LIABILITIES                                            998,628
======================================================================
NET ASSETS                                                 $30,062,349
======================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 2,690,825 shares outstanding)                     $27,038,330
Undistributed Accumulated Net
  Investment Income                                            159,521
Undistributed Accumulated Net
  Realized Gain on Investments                                 925,857
Net Unrealized Appreciation of
  Investment Securities                                      1,938,641
----------------------------------------------------------------------
NET ASSETS FOR 2,690,825
  SHARES OUTSTANDING                                       $30,062,349
======================================================================
Per Share of Class A (Based on
  2,674,532 Shares Issued and Outstanding):
  OFFERING PRICE                                                $11.73
======================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                          $11.17
======================================================================
Per Share of Class B (Based on 16,293
  Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                $11.17
======================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 1997
----------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                  $1,138,711
  Dividends                                                    340,750
----------------------------------------------------------------------
  TOTAL INCOME                                               1,479,461
======================================================================
Expenses
  Management Fees                                              103,165
  Shareholder Servicing Fees                                    34,388
  Registration Fees                                             21,514
  Transfer Agent Fees                                           20,845
  Distribution Fees:
    Class A                                                     13,705
    Class B                                                        374
  Administrative Fees                                           13,755
  Other Expenses                                                21,205
----------------------------------------------------------------------
    TOTAL EXPENSES                                             228,951
======================================================================
    Less:
      Custodian Fees Paid Indirectly                            (5,891)
      Expenses Reimbursed by Affiliates                        (43,929)
----------------------------------------------------------------------
    TOTAL NET EXPENSES                                         179,131
======================================================================
  NET INVESTMENT INCOME                                      1,300,330
======================================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on Investments                               925,857
  Net Change in Unrealized Appreciation
     of Investments for the Period                           1,938,641
----------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                      2,864,498
======================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                 $4,164,828
======================================================================

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

SEPTEMBER 30, 1997

STATEMENT OF CHANGES IN NET ASSETS
                                                                  For the
                                                              Six Months Ended
                                                             September 30, 1997
------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                                     $1,300,330
     Net Realized Gain on Investments                             925,857
     Net Change in Unrealized Appreciation of Investments
       for the Period                                           1,938,641
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations     4,164,828
==========================================================================
     Distributions to Class A Shareholders from Net
       Investment Income                                       (1,137,070)
     Distributions to Class B Shareholders from Net
       Investment Income                                           (3,739)
--------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions
          to Shareholders                                      (1,140,809)
==========================================================================
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,587,153 Shares                    25,935,159
     Proceeds from Shares Issued on Reinvestment of
       Distributions Paid (87,012 shares)                         927,412
     Payments for 233 Shares Redeemed                              (2,546)
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class A
          Fund Share Transactions (2,673,932 shares)           26,860,025
=========================================================================
  Class B
     Proceeds from Sale of 15,472 Shares                          163,901
     Proceeds from Shares Issued on Reinvestment of
       Distributions Paid (221 shares)                              2,404
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class B
          Fund Share Transactions (15,693 shares)                 166,305
==========================================================================
  TOTAL INCREASE IN NET ASSETS                                 30,050,349
==========================================================================
NET ASSETS
  Beginning of Period                                              12,000
==========================================================================
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT
     INCOME OF $159,521)                                      $30,062,349
==========================================================================
The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

MASON STREET FUNDS

HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS
                                         CLASS A                  CLASS B
                                         --------                 --------
                                      For the Period           For the Period
                                   March 31, 1997<F49>      March 31, 1997<F49>
(For a share outstanding          to September 30, 1997    to September 30, 1997
 throughout the period)                (Unaudited)              (Unaudited)
-------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period      $10.00                $10.00
     Income from Investment Operations:
       Net Investment Income                  0.50                  0.45
       Net Realized and Unrealized Gains
          on Investments                      1.11                  1.11
-------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS    1.61                  1.56
=========================================================================
     Less Distributions:
       Distributions from Net Investment
          Income                             (0.44)                (0.39)
       Distributions from Realized Gains
          on Investments                      0.00                  0.00
-------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                (0.44)                (0.39)
=========================================================================
  NET ASSET VALUE, END OF PERIOD            $11.17                $11.17
=========================================================================
  TOTAL RETURN<F50>                         16.36%<F51>           15.95%<F51>
=========================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD            $29,880,355              $181,994
=========================================================================
  RATIO OF EXPENSES TO AVERAGE NET ASSETS    1.30%<F52>            1.95%<F52>
=========================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET
     ASSETS                                  1.66%<F52>            2.31%<F52>
=========================================================================
  RATIO OF NET INVESTMENT INCOME TO
     AVERAGE NET ASSETS                      9.46%<F52>            8.64%<F52>
=========================================================================
  PORTFOLIO TURNOVER RATE                   94.94%                94.94%
=========================================================================

<F49> Commencement of Operations

<F50> Total return includes deductions for management and other Fund expenses;
      excludes deductions for sales loads and contingent deferred sales charges.

<F51> Reflects total return for the period; not annualized. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F52> Computed on an annualized basis

The accompanying Notes are an integral part of the Financial Statements

SEPTEMBER 30, 1997

MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997
----------------------------------------------------------------------
ASSETS
Bonds (cost $24,272,900)                                   $25,368,469
Money Market Investments (cost $1,600,000)                   1,600,000
----------------------------------------------------------------------
                                                            26,968,469
======================================================================
Cash                                                            39,511
Due from Sale of Fund Securities                             2,869,121
Interest Receivable                                            473,548
Unamortized Organizational Costs                                18,591
Prepaid Initial Registration Expenses                           12,812
----------------------------------------------------------------------
     TOTAL ASSETS                                           30,382,052
======================================================================
LIABILITIES
Due on Purchase of Securities                                2,834,066
Income Dividend Payable                                         99,251
Accrued Shareholder Servicing Fees                              32,808
Other Accrued Liabilities                                       23,568
Accrued Distribution Expense                                    13,059
Accrued Administrative Fees                                      4,550
----------------------------------------------------------------------
     TOTAL LIABILITIES                                       3,007,302
======================================================================
NET ASSETS                                                 $27,374,750
======================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 2,596,704 shares outstanding)                     $25,994,243
Undistributed Accumulated Net
  Realized Gain on Investments                                 284,938
Net Unrealized Appreciation of
  Investment Securities                                      1,095,569
----------------------------------------------------------------------
NET ASSETS FOR 2,596,704
  SHARES OUTSTANDING                                       $27,374,750
======================================================================
Per Share of Class A (Based on
  2,571,807 Shares Issued and Outstanding):
     OFFERING PRICE                                             $11.07
======================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                          $10.54
======================================================================
Per Share of Class B (Based on 24,897
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE             $10.54
======================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 1997
----------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                    $698,911
----------------------------------------------------------------------
Expenses
  Management Fees                                               39,411
  Shareholder Servicing Fees                                    32,843
  Other Expenses                                                20,999
  Transfer Agent Fees                                           20,126
  Registration Fees                                             19,996
  Distribution Fees:
     Class A                                                    13,058
     Class B                                                       594
  Administrative Fees                                           13,137
----------------------------------------------------------------------
     TOTAL EXPENSES                                            160,164
======================================================================
     Less:
       Custodian Fees Paid Indirectly                           (2,958)
       Expenses Reimbursed by Affiliates                       (45,046)
----------------------------------------------------------------------
     TOTAL NET EXPENSES                                        112,160
======================================================================
  NET INVESTMENT INCOME                                        586,751
======================================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on Investments:
  Investment Securities                                        182,644
  Futures Contracts                                            102,294
----------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS
       FOR THE PERIOD                                          284,938
======================================================================
  Net Change in Unrealized Appreciation
       of Investment Securities for the Period               1,095,569
----------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                      1,380,507
======================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                 $1,967,258
======================================================================

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

STATEMENT OF CHANGES IN NET ASSETS
                                                                  For the
                                                              Six Months Ended
                                                             September 30, 1997
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                                       $586,751
     Net Realized Gain on Investments                             284,938
     Net Change in Unrealized Appreciation of Investments
       for the Period                                           1,095,569
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations     1,967,258
=========================================================================
     Distributions to Class A Shareholders from Net
       Investment Income                                         (583,838)
     Distributions to Class B Shareholders from Net
       Investment Income                                           (2,913)
--------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from
          Distributions to Shareholders                          (586,751)
=========================================================================
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,524,206 Shares                    25,246,807
     Proceeds from Shares Issued on Reinvestment of
       Distributions Paid (47,001 shares)                         485,323
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class A
          Fund Share Transactions (2,571,207 shares)           25,732,130
=========================================================================
  Class B
     Proceeds from Sale of 24,238 Shares                          249,496
     Proceeds from Shares Issued on Reinvestment of
       Distributions Paid (59 shares)                                 617
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class B
          Fund Share Transactions (24,297 shares)                 250,113
--------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                 27,362,750
=========================================================================
NET ASSETS
  Beginning of Period                                              12,000
=========================================================================
  END OF PERIOD (INCLUDES NO UNDISTRIBUTED NET INVESTMENT
     INCOME)                                                  $27,374,750
=========================================================================

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

SEPTEMBER 30, 1997

MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
                                         CLASS A                  CLASS B
                                         --------                 --------
                                      For the Period           For the Period
                                   March 31, 1997<F53>      March 31, 1997<F53>
(For a share outstanding          to September 30, 1997    to September 30, 1997
 throughout the period)                (Unaudited)              (Unaudited)
-------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period      $10.00                $10.00
     Income from Investment Operations:
       Net Investment Income                  0.24                  0.19
       Net Realized and Unrealized Gains
          on Investments                      0.54                  0.54
-------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS    0.78                  0.73
=========================================================================
     Less Distributions:
       Distributions from Net Investment
          Income                             (0.24)                (0.19)
       Distributions from Realized Gains
          on Investments                      0.00                  0.00
-------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                (0.24)                (0.19)
=========================================================================
  NET ASSET VALUE, END OF PERIOD            $10.54                $10.54
=========================================================================
  TOTAL RETURN<F54>                          7.76%<F55>            7.35%<F55>
=========================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD            $27,112,290              $262,460
=========================================================================
  RATIO OF EXPENSES TO AVERAGE NET ASSETS    0.85%<F56>            1.50%<F56>
=========================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET
     ASSETS                                  1.22%<F56>            1.87%<F56>
=========================================================================
  RATIO OF NET INVESTMENT INCOME TO
     AVERAGE NET ASSETS                      4.47%<F56>            3.68%<F56>
=========================================================================
  PORTFOLIO TURNOVER RATE                  128.60%               128.60%
=========================================================================

<F53> Commencement of Operations

<F54> Total return includes deductions for management and other Fund expenses;
      excludes deductions for sales loads and contingent deferred sales charges.

<F55> Reflects total return for the period; not annualized. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F56> Computed on an annualized basis

The accompanying Notes are an integral part of the Financial Statements

MASON STREET FUND

SELECT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997
----------------------------------------------------------------------
ASSETS
Bonds (cost $24,947,673)                                   $25,174,358
Money Market Investments (cost $2,998,356)                   2,998,356
----------------------------------------------------------------------
                                                            28,172,714
======================================================================
Cash                                                           270,570
Due from Sale of Fund Securities                             5,390,211
Interest Receivable                                            337,775
Due from Foreign Currency Contracts                            242,112
Futures Variation Margin                                        20,625
Unamortized Organizational Costs                                18,591
Prepaid Initial Registration Expenses                           12,812
Due from Sale of Fund Shares                                     3,187
----------------------------------------------------------------------
  TOTAL ASSETS                                              34,468,597
======================================================================
LIABILITIES
Due on Purchase of Securities                                6,447,619
Due on Foreign Currency Contracts                              236,456
Income Dividend Payable                                        144,585
Accrued Shareholder Servicing Fees                              32,743
Other Accrued Liabilities                                       26,539
Accrued Distribution Expense                                    13,241
Accrued Administrative Fees                                      1,864
----------------------------------------------------------------------
  TOTAL LIABILITIES                                          6,903,047
======================================================================
NET ASSETS                                                 $27,565,550
======================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 2,615,373 shares outstanding)                     $26,189,707
Undistributed Accumulated Net
  Realized Gain on Investments                               1,151,450
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                        226,685
  Futures Contracts                                             (1,406)
  Foreign Currency Transactions                                   (886)
----------------------------------------------------------------------
NET ASSETS FOR 2,615,373
  SHARES OUTSTANDING                                       $27,565,550
======================================================================
Per Share of Class A (Based on
  2,606,686 Shares Issued and Outstanding):
  OFFERING PRICE                                                $11.07
======================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                          $10.54
======================================================================
Per Share of Class B (Based on 8,687
  Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                $10.54
======================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 1997
----------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest (less foreign tax of $3,294)                       $943,061
----------------------------------------------------------------------
Expenses
  Management Fees                                               39,330
  Shareholder Servicing Fees                                    32,775
  Transfer Agent Fees                                           20,254
  Other Expenses                                                19,371
  Registration Fees                                             19,322
  Distribution Fees:
     Class A                                                    13,088
     Class B                                                       166
  Administrative Fees                                           13,110
  Custody Fees                                                   4,735
----------------------------------------------------------------------
     TOTAL EXPENSES                                            162,151
======================================================================
     Less:
       Custodian Fees Paid Indirectly                           (4,028)
       Expenses Reimbursed by Affiliates                       (46,543)
----------------------------------------------------------------------
     TOTAL NET EXPENSES                                        111,580
======================================================================
  NET INVESTMENT INCOME                                        831,481
======================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN ON INVESTMENTS:
  Investment Securities                                      1,040,397
  Futures Contracts                                            111,053
----------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS
       FOR THE PERIOD                                        1,151,450
======================================================================
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                     226,685
     Futures Contracts                                          (1,406)
     Foreign Currency Transactions                                (886)
----------------------------------------------------------------------
     NET CHANGE IN UNREALIZED APPRECIATION
       FOR THE PERIOD                                          224,393
======================================================================
NET GAIN ON INVESTMENTS                                      1,375,843
======================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                 $2,207,324
======================================================================

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

SEPTEMBER 30, 1997

SELECT BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                                  For the
                                                              Six Months Ended
                                                             September 30, 1997
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                                       $831,481
     Net Realized Gain on Investments                           1,151,450
     Net Change in Unrealized Appreciation of Investments
       for the Period                                             224,393
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations     2,207,324
=========================================================================
     Distributions to Class A Shareholders from Net
       Investment Income                                         (830,241)
     Distributions to Class B Shareholders from Net
       Investment Income                                           (1,240)
--------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from
          Distributions to Shareholders                          (831,481)
=========================================================================
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,539,785 Shares                    25,410,800
     Proceeds from Shares Issued on Reinvestment of
       Distributions Paid (66,401 shares)                         684,508
     Payments for 100 Shares Redeemed                              (1,042)
--------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class A
          Fund Share Transactions (2,606,086 shares)           26,094,266
=========================================================================
  Class B
     Proceeds from Sale of 8,927 Shares                            92,157
     Proceeds from Shares Issued on Reinvestment of
       Distributions Paid (80 shares)                                 829
     Payments for 920 Shares Redeemed                              (9,545)
-------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Class B
          Fund Share Transactions (8,087 shares)                   83,441
=========================================================================
  TOTAL INCREASE IN NET ASSETS                                 27,553,550

NET ASSETS
  Beginning of Period                                              12,000
=========================================================================
  END OF PERIOD (INCLUDES NO UNDISTRIBUTED NET INVESTMENT
     INCOME)                                                  $27,565,550
=========================================================================

The accompanying Notes are an integral part of the Financial Statements (Prepared from Unaudited Figures)

MASON STREET FUNDS

SELECT BOND FUND

FINANCIAL HIGHLIGHTS
                                         CLASS A                  CLASS B
                                         --------                 --------
                                      For the Period           For the Period
                                   March 31, 1997<F57>      March 31, 1997<F57>
(For a share outstanding          to September 30, 1997    to September 30, 1997
 throughout the period)                (Unaudited)              (Unaudited)
-------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period      $10.00                $10.00
     Income from Investment Operations:
       Net Investment Income                  0.32                  0.29
       Net Realized and Unrealized Gains
          on Investments                      0.54                  0.54
-------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS    0.86                  0.83
=========================================================================
     Less Distributions:
       Distributions from Net Investment
          Income                             (0.32)                (0.29)
       Distributions from Realized Gains
          on Investments                      0.00                  0.00
-------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                (0.32)                (0.29)
=========================================================================
  NET ASSET VALUE, END OF PERIOD            $10.54                $10.54
=========================================================================
  TOTAL RETURN<F57>                          8.76%<F58>            8.38%<F58>
=========================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD            $27,473,994               $91,556
=========================================================================
  RATIO OF EXPENSES TO AVERAGE NET ASSETS    0.85%<F59>            1.50%<F59>
=========================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET
     ASSETS                                  1.24%<F59>            1.89%<F59>
=========================================================================
  RATIO OF NET INVESTMENT INCOME TO
     AVERAGE NET ASSETS                      6.34%<F59>            5.60%<F59>
=========================================================================
  PORTFOLIO TURNOVER RATE                  197.39%               197.39%
=========================================================================

<F57> Commencement of Operations

<F58> Total return includes deductions for management and other Fund expenses;
      excludes deductions for sales loads and contingent deferred sales charges.

<F59> Reflects total return for the period; not annualized. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

<F60> Computed on an annualized basis

The accompanying Notes are an integral part of the Financial Statements

SEPTEMBER 30, 1997

NOTES TO FINANCIAL STATEMENTS

NOTE 1
Mason Street Funds, Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Mason Street Funds/SM consist of the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and the Select Bond Fund, collectively known as "the Funds." The Funds commenced operations on March 31, 1997 at $10.00 per share with 1,200 shares in each of the Funds owned by Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life"). On April 1, 1997, Northwestern Mutual Life invested an additional $225 million in Mason Street Funds/SM; $25 million in the Class A shares in each of the Funds.

Each Fund offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with a surrender charge of 0-5% over a period of up to six years. Each class of shares has equal rights with respect to voting privileges.

Organizational costs and initial registration expenses are being deferred and amortized over the period of benefit, but not to exceed 60 months from the Funds' commencement of operations. These costs, totaling $417,215, were advanced by Northwestern Mutual Life and were reimbursed by the Funds equally.

NOTE 2
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized in the following Notes.

NOTE 3
Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued at fair market value determined by procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Money market investments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

NOTE 4
Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the International Equity Fund, Asset Allocation Fund and Select Bond Fund purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The International Equity Fund, Asset Allocation Fund and Select Bond Fund do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid.

MASON STREET FUNDS

NOTE 5
The Aggressive Growth Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund invest in futures contracts as an alternative to investing in individual securities. The Aggressive Growth Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gains (losses).

NOTE 6
Income, Fund expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund and Asset Allocation Fund. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds. For the High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund, income and Fund expenses are allocated daily to each class of shares based on the value of paid shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in a similar manner. Income dividends are declared daily, paid monthly. Capital gain dividends are declared and distributed annually for these Funds.


NOTE 7
Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts on securities purchased in the Funds are amortized over the life of the respective securities using the effective interest method. Premiums for the Municipal Bond Fund are amortized to the remaining life or earlier call date, whichever is earlier. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the six-month period ended September 30, 1997, transactions in securities other than money market investments were:



                                                          Total     U.S. Gov't.
                                   Total   U.S. Gov't.   Security    Security
                                 Security   Security      Sales/      Sales/
Portfolios                       Purchases  Purchases   Maturities  Maturities
-------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND   $33,132,698           -   $7,351,479           -
===============================================================================
INTERNATIONAL EQUITY FUND       24,313,115           -            -           -
===============================================================================
GROWTH STOCK FUND               27,706,935           -    4,496,895           -
===============================================================================
GROWTH AND INCOME STOCK FUND    46,648,880           -   21,292,443           -
===============================================================================
INDEX 500 STOCK FUND            28,973,890           -      431,242           -
===============================================================================
ASSET ALLOCATION FUND           35,289,471  $5,306,704   10,407,504  $1,805,262
===============================================================================
HIGH YIELD BOND FUND            52,808,897           -   25,521,257           -
===============================================================================
MUNICIPAL BOND FUND             57,769,960           -   33,418,534           -
===============================================================================
SELECT BOND FUND                73,515,116  32,371,961   49,069,166  28,357,214

SEPTEMBER 30, 1997

NOTE 8
Northwestern Mutual Investment Services, Inc. ("NMIS") serves as investment advisor to each of the Funds, with certain of the Funds also being served by a subadvisor. Each Fund pays NMIS an annual fee for investment advisory services based on average daily net assets of the Fund according to the following schedule:

Fund                                Fee
----------------------------------------
AGGRESSIVE GROWTH FUND             0.75%
========================================
INTERNATIONAL EQUITY FUND          0.85%
========================================
GROWTH STOCK FUND                  0.75%
========================================
GROWTH AND INCOME STOCK FUND       0.65%
========================================
INDEX 500 STOCK FUND               0.30%
========================================
ASSET ALLOCATION FUND              0.70%
========================================
HIGH YIELD BOND FUND               0.75%
========================================
MUNICIPAL BOND FUND                0.30%
========================================
SELECT BOND FUND                   0.30%
========================================

J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Templeton
Investment Counsel, Inc. ("Templeton") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Fund and the International Equity Fund, respectively. Of the amounts received from the Growth and Income Stock Fund, NMIS pays J.P. Morgan 0.45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual Life by J.P. Morgan, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on the combined net assets in excess of $400 million. Of the amounts received from the International Equity Fund, NMIS pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual Life by Templeton and 0.40% on the combined net assets in excess of $100 million.

Robert W. Baird & Co. Incorporated ("Baird") serves as the Distributor of the Funds. Baird is an affiliate of Northwestern Mutual Life and NMIS. The Funds have a 12b-1 distribution plan and shareholder services agreement with Baird pursuant to which a 0.35% and a 1.00% annual fee for Class A and Class B, respectively, is calculated based on daily net assets. The 0.35% fee for Class A is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to Baird for various distribution expenses. The 1.00% fee for Class B is comprised of a 0.25% shareholder servicing fee and a 0.75% distribution fee. Of the 1.00%, 0.35% is paid to Baird for distribution expenses; the remaining 0.65% is paid to Northwestern Mutual Life for reimbursement of commissions paid to agents.

Each Fund also pays the administrator, Northwestern Mutual Life, a monthly fee at an annual rate of 0.10% plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual Life waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, trademark fees, organizational costs, insurance premiums, Directors' fees and expenses, and the printing and mailing costs of sending reports and other information to existing shareholders.

The Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements.

NMIS and affiliates have agreed to waive their fees and absorb certain other operating expenses during the first year of operations to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund                           Class A   Class B
-------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND     1.30%     1.95%
=================================================
INTERNATIONAL EQUITY FUND        1.65%     2.30%
=================================================
GROWTH STOCK FUND                1.30%     1.95%
=================================================
GROWTH AND INCOME STOCK FUND     1.20%     1.85%
=================================================
INDEX 500 STOCK FUND             0.85%     1.50%
=================================================
ASSET ALLOCATION FUND            1.35%     2.00%
=================================================
HIGH YIELD BOND FUND             1.30%     1.95%
=================================================
MUNICIPAL BOND FUND              0.85%     1.50%
=================================================
SELECT BOND FUND                 0.85%     1.50%
=================================================

MASON STREET FUNDS

NOTE 9
Each Fund intends to comply with the requirements for the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.

Accordingly, no provisions have been made for federal taxes. As of September 30, 1997, the federal income tax basis of investments is the same as the cost basis in the financial statements. The net unrealized appreciation (depreciation) for federal income tax purposes are shown below:

                                        Aggressive
                                          Growth     International    Growth
(in thousands)                          Stock Fund    Equity Fund   Stock Fund
-------------------------------------------------------------------------------
Gross unrealized appreciation               $9,243         $2,952      $5,542
Gross unrealized depreciation                 (282)          (856)       (198)
-------------------------------------------------------------------------------
NET UNREALIZED APPRECIATION                 $8,961         $2,096      $5,344
===============================================================================

                                        Growth and                     Asset
                                          Income       Index 500    Allocation
(in thousands)                          Stock Fund     Stock Fund      Fund
-------------------------------------------------------------------------------
Gross unrealized appreciation               $4,433         $6,412      $4,263
Gross unrealized depreciation                 (226)          (167)       (185)
-------------------------------------------------------------------------------
NET UNREALIZED APPRECIATION                 $4,207         $6,245      $4,078
===============================================================================

                                        High Yield      Municipal      Select
(in thousands)                          Bond Fund       Bond Fund    Bond Fund
-------------------------------------------------------------------------------
Gross unrealized appreciation               $2,043         $1,101        $256
Gross unrealized depreciation                 (104)            (5)        (29)
-------------------------------------------------------------------------------
NET UNREALIZED APPRECIATION                 $1,939         $1,096        $227
===============================================================================


NOTE 10
Dividends from net investment income in the High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund are declared daily and distributed to shareholders monthly. Dividends from net investment income for the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund and Asset Allocation Fund are declared and distributed to shareholders annually. Net long-term capital gains are distributed annually. Dividends are paid on the record date. The following distributions were made for the six months ended September 30, 1997:

                             Class A Shares    Class B Shares
                             --------------    --------------
                                Ordinary          Ordinary
                  Record         Income            Income
Funds              Date         Per Share        Per Share
-----------------------------------------------------------
HIGH YIELD        4/30/97       $.061129          $.053177
BOND FUND         5/31/97        .077775           .071678
                  6/30/97        .070789           .064950
                  7/31/97        .068452           .062336
                  8/31/97        .085444           .079136
                  9/30/97        .076623           .070861
-----------------------------------------------------------
                                $.440212         $ .402138
===========================================================
MUNICIPAL         4/30/97       $.035378          $.026612
BOND FUND         5/31/97        .040091           .034007
                  6/30/97        .036607           .028968
                  7/31/97        .039901           .034070
                  8/31/97        .040810           .034849
                  9/30/97        .037012           .031562
-----------------------------------------------------------
                                $.229808          $.190068
===========================================================
SELECT            4/30/97       $.047940          $.042453
BOND FUND         5/31/97        .054720           .048928
                  6/30/97        .053516           .046324
                  7/31/97        .057469           .051258
                  8/31/97        .057940           .051911
                  9/30/97        .053717           .048139
-----------------------------------------------------------
                                $.325302          $.289013
===========================================================

DIRECTORS AND OFFICERS

DIRECTORS

JAMES D. ERICSON
President and Chief Executive Officer
Northwestern Mutual Life, Milwaukee

MARTIN F. STEIN
Chairman of the Board
EyeCare One Corporation, Milwaukee

JOHN K. MACIVER
Partner
Michael Best & Friedrich, Attorneys at Law, Milwaukee

STEPHEN N. GRAFF
Retired Partner
Arthur Andersen, LLP, Milwaukee

WILLIAM J. BLAKE
Chairman
Blake Financial Corporation, Milwaukee

WILLIAM A. MCINTOSH
Retired Division Head - U.S. Fixed Income
Salomon Brothers, Chicago


OFFICERS

JAMES D. ERICSON
President

MARK G. DOLL
Vice President and Treasurer

MERRILL C. LUNDBERG
Secretary

BARBARA E. COURTNEY
Controller

MASON STREET FUNDS

The reference to analysis published by Ibbotson Associates, Inc. in the Letter to Shareholders on p. 1 is used with permission.
(C)1997 Ibbotson Associates, Inc.  All rights reserved.

MASON STREET FUNDS/SM
P.O. BOX 419419
KANSAS CITY, MO 64141-6419
1-888-MASONST (1-888-627-6678)


                                                                     94-1002
Robert W. Baird & Co. Incorporated, Distributor                        11/97